SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement           [  ]  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                               SILVER DINER, INC.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                              [SILVER DINER LOGO]

                              11806 Rockville Pike
                           Rockville, Maryland 20852
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 11, 1997

     The annual meeting of stockholders of Silver Diner, Inc., a Delaware corporation (the "Company"), will be held on Wednesday June 11, 1997 at 9:00 a.m. (Eastern time), at the Marriott Suites, 6711 Democracy Blvd., Bethesda, MD 20817 (301-897-5600), for the following purposes:

     1. To elect the Company's directors.

     2. To consider and vote upon a proposal to approve the Company's 1996 Non-Employee Director Stock Option Plan, as adopted by the Company's Board of Directors (the "Board") on May 29, 1996.

     3. To consider and vote upon a proposal to approve the Company's Stock Option Plan, as adopted by the Board on September 11, 1996.

     4. To consider and vote upon a proposal to approve the Company's 1996 Employee Stock Purchase Plan, as adopted by the Board on September 11, 1996.

     5. To transact such other business as may properly come before the meeting and at any adjournment thereof.

     The Board has fixed the close of business on April 25, 1997 as the record date for determination of stockholders entitled to notice of, and to vote at, the annual meeting and at any adjournment thereof.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE YOUR PROXY AND MAIL IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES OF AMERICA. IF YOU ATTEND THE MEETING, YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AND VOTE YOUR SHARES PERSONALLY.

                                         By Order of the Board of Directors

                                         Ype Von Hengst
                                         Secretary
May 5, 1997

                              [SILVER DINER LOGO]

                              11806 Rockville Pike
                           Rockville, Maryland 20852

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 11, 1997

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Silver Diner, Inc., a Delaware corporation (the "Company"), for use at the annual meeting of the Company's stockholders to be held on Wednesday, June 11, 1997 at 9:00 a.m. (Eastern time), at the Marriott Suites, 6711 Democracy Blvd., Bethesda, MD 20817, and at any adjournment thereof (the "Meeting").

     The Company was incorporated in Delaware in April 1994 under the name Food Trends Acquisition Corporation ("FTAC"). In March 1996, a subsidiary of the Company merged with Silver Diner Development, Inc., a Virginia corporation ("SDDI"). As a result of the merger ("Merger"), SDDI became a wholly owned subsidiary of the Company and the Company changed its name from Food Trends Acquisition Corporation to Silver Diner Development, Inc., and in June 1996, to Silver Diner, Inc. In addition, the Merger resulted in SDDI's stockholders owning 57% of the outstanding shares of the Company's common stock, par value $.00074 per share ("Common Stock"), and SDDI's directors and officers becoming the Company's directors and officers. Unless the context otherwise requires, references to the Company also include FTAC, SDDI, and their wholly owned subsidiaries.

     On April 25, 1997 there were outstanding 11,632,226 shares of the Common Stock. Record holders of the outstanding shares of Common Stock at the close of business on April 25, 1997 are entitled to notice of, and to vote at, the Meeting. Such record holders will be entitled to one vote for each share of Common Stock held of record at the close of business on April 25, 1997. To take action, a quorum, composed of holders of a majority of the outstanding shares of Common Stock, must be represented by proxy or in person at the Meeting.

     Shares of Common Stock represented by valid proxies received by the Company in time for the Meeting will be voted as specified in such proxies. Any stockholder giving a proxy has the right to revoke it at any time before it is exercised by attending the Meeting and voting in person or by filing with the Company's secretary an instrument of revocation or a duly executed proxy bearing a later date.

     Votes cast by proxy or in person at the Meeting will be tabulated by the judge of elections appointed for the Meeting. The judge of elections will treat abstentions as shares of Common Stock that are present and entitled to be voted for purposes of determining the presence of a quorum but as not voted for purposes of determining the approval of any matter submitted to stockholders for a vote. If a broker indicates on a proxy that such broker does not have discretionary authority as to certain shares of Common Stock to vote on a particular matter, such shares will not be considered as present and entitled to vote with respect to that matter.

     This proxy statement, the accompanying proxy, and the Company's annual report to stockholders on Form 10-K for the fiscal year ended December 29, 1996, were first sent or given to stockholders on or about May 5, 1997. ADDITIONAL COPIES OF THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 29, 1996 WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST TO: INVESTOR RELATIONS, SILVER DINER, INC., 11806 ROCKVILLE PIKE, ROCKVILLE, MD, 20852 (TELEPHONE: 301-770-1363). EXHIBITS WILL BE PROVIDED UPON WRITTEN REQUEST AND PAYMENT OF AN APPROPRIATE PROCESSING FEE.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     Stockholders of record as of the close of business on April 25, 1997, will be entitled to one vote for each share then held. As of that date, the Company had 11,632,226 shares of Common Stock issued and outstanding. The following table sets forth, to the Company's knowledge, the beneficial ownership of Common Stock by each person or entity beneficially owning more than 5% of the shares of the Company's Common Stock, each director, each nominee, and certain executive officers, individually, and all directors and executive officers as a group, as of April 25, 1997.

                                                                         AMOUNT
NAME OF BENEFICIAL OWNER                                           BENEFICIALLY OWNED      PERCENT

Catherine Britton................................................    1,611,154(1)(12)        13.9
Clinton Clark....................................................      538,526(2)(12)         4.6
Robert T. Giaimo.................................................    1,486,472(3)            12.8
Ype Von Hengst...................................................      242,881(4)             2.1
Edward H. Kaplan.................................................      446,759(5)(12)         3.8
Patrick Meskell..................................................       10,002(6)               *
George A. Naddaff................................................      293,506(7)(12)         2.5
Louis P. Neeb....................................................       25,905(8)(12)           *
David Oden.......................................................       10,002(9)               *
Charles Steiner..................................................      464,466(10)(12)        4.0
Douglas M. Suliman...............................................      168,397(11)(12)        1.4
Daniel Brannan...................................................        2,960(13)              *
T. Rowe Price New Horizons Fund, Inc.............................      750,000(14)            6.4
Oppenheimer Enterprise Fund and Oppenheimer Discovery Fund.......      750,000(15)            6.4
All directors and executive officers as a group (12 persons).....    4,639,878               40.0

"*" means less than 1%

 (1) Includes 20,003 shares of Common Stock subject to option granted to Mr. Clinton A. Clark by Mr. Robert T. Giaimo pursuant to a stock option agreement between such parties, which agreement was assigned by Mr. Giaimo to, and assumed by, Ms. Britton. Option is exercisable at $3.60 per share at any time prior to April 5, 2004. Does not include 1,486,472 shares of Common Stock beneficially owned by Mr. Giaimo, Ms. Britton's spouse. Ms. Britton disclaims beneficial ownership of shares beneficially owned by Mr. Giaimo.
 (2) Includes: (a) 5,000 shares of Common Stock held of record by Mr. Clark's minor son; (b) currently exercisable non-incentive stock option to purchase 5,000 shares of Common Stock granted pursuant to SDDI's 1991 Stock Option Plan; and (c) an option to purchase 20,003 shares of Common Stock from Catherine Britton as assignee of Robert T. Giaimo, which option expires on April 5, 2004.
 (3) The 1,486,472 shares of Common Stock beneficially owned by Mr. Giaimo include the following: (a) 318,000 directly owned shares; (b) 483,334 shares owned of record by four persons who were principals of the Company prior to the Merger, which are subject to a voting agreement as described in Note 7; (c) 130,133 shares which are subject to a voting agreement and are owned of record by GKN Securities Corp. and/or certain assignees thereof; and (d) 555,005 shares owned of record by stockholders of the Company that are subject to voting agreements. The voting rights described in clause (c) of the preceding sentence have been granted to Mr. Giaimo pursuant to the GKN Voting and Lockup Agreement, which provides that Mr. Giaimo has an irrevocable right to vote such shares with respect to all matters in which stockholder approval is required under the Delaware General Corporation Law, including, without limitation, voting such stockholder's shares in favor of nominees to the Board of Directors of the Company and for or against any and all matters that may come before the Company's stockholders for a vote. The proxy continues until the earlier of three years after consummation of the Merger or the sale of the shares by such stockholders to a non-affiliate in a bona fide transaction for value. The voting rights described in clause (d) above have been granted to Mr. Giaimo pursuant to the voting agreements that grant to Mr. Giaimo an irrevocable right to vote with respect to all matters in which stockholder approval is required under the Delaware General Corporation Law, including, without limitation, voting such stakeholder's shares in favor of nominees to the Board of Directors of the Company and for or against any and all matters that may come before the Company's stockholder's for a vote. The appointment survives until the earliest of five years after consummation of the Merger, the public offering of shares of Common Stock by the Company from which the Company realizes $15 million or more, or the death of the stockholder.
     The shares beneficially owned by Mr. Giaimo, described in the preceding paragraph, do not include any shares beneficially owned by Catherine Britton, Mr. Giaimo's spouse, or shares of Common Stock issuable upon the exercise of certain outstanding stock option agreements ("Options") that will be subject to the terms of Voting and Lockup Agreements between the holders of such Options and Mr. Giaimo. Mr. Giaimo disclaims beneficial ownership of shares beneficially owned by Catherine Britton. Pursuant to the Voting and Lockup Agreements, Mr. Giaimo would have the sole power to vote the shares of Common Stock issued upon the exercise of such Options until the earliest to occur of: (x) March 27, 2001; (y) an underwritten public offering by the Company from which it realizes at least $15 million; or (z) if applicable, termination of the optionee's employment with the Company as a result of death or incapacity. An aggregate of 502,071 shares issuable upon exercise of Options would be subject to the Voting and Lockup Agreements. Of such Options, 175,207 are currently exercisable through June 25, 1997 (including 128,033 with an exercise price of less than $.01 and 47,174 with an exercise price of between $3.60 and $4.05) and 326,864 are not exercisable within such period (including 57,852 with an exercise price of less than $.01 and 269,012 with an exercise price of between $3.60 and $4.05). Mr. Giaimo would have sole power to vote the 175,208 shares underlying the currently exercisable Options, if such Options were exercised.
 (4) The shares owned by Mr. Von Hengst are subject to the terms of a voting agreement described in clause (d) of Note 3.
 (5) Includes currently exercisable non-incentive stock option to purchase 5,000 shares of Common stock granted pursuant to SDDI's 1991 Stock Option Plan.
 (6) Includes 40% of option to purchase 25,004 shares, which option is exercisable immediately with respect to 10,002 shares through December 30, 2005. Does not include option to purchase remaining shares, representing 15,002 shares of which 20% vest each year commencing on December 31, 1997, and which are exercisable through December 30, 2005. All the foregoing options are exercisable at 3/100th of one cent per share. Does not include options to purchase up to 75,012 shares at $4.05 per share, which vest in annual increments as follows: 20% on December 31, 1997; 20% on December 31, 1998; 25% on December 31, 1999; and 35% on December 31, 2000. Such options are exercisable through December 30, 2005.

 (7) Includes 238,961 shares of Common Stock held in escrow with the Continental Stock Transfer & Trust Company, as escrow agent, until November 3, 1997. During such escrow period, Mr. Naddaff may not sell or otherwise transfer such shares except to his spouse or children or trusts established for their benefit. In addition, Mr. Naddaff has granted voting rights with respect to such shares to Robert T. Giaimo, pursuant to the FTAC Voting and Lockup Agreement, which provides that Robert T. Giaimo has an irrevocable right to vote the aforementioned 238,961 shares with respect to all matters in which stockholder approval is required under the Delaware General Corporation Law. The right survives until the earlier of (a) five years after consummation of the Merger; (b) the death of the stockholder; or (c) the sale by Robert T. Giaimo of 50% or more of his shares. Notwithstanding the foregoing, up to 25% of such shares may be transferred free of the voting restriction during the period commencing 36 months after consummation of the Merger and ending 48 months after such time and up to a total of 50% of such shares may be transferred free of the voting restrictions during the period commencing 48 months after consummation of the Merger and ending 60 months after such time. In addition, a security interest in the shares may be granted at any time after 36 months after consummation of the Merger and in the event of a default with respect to such secured debt the shares may be sold free and clear of such right.
 (8) Includes (a) 13,334 shares of Common Stock owned of record by Neeb Enterprises, Inc., a corporation wholly-owned by Mr. Neeb and of which Mr. Neeb is President and a Director; and (b) currently exercisable non-incentive stock options to purchase 12,571 shares of Common Stock granted pursuant to SDDI's 1991 Stock Option Plan.
 (9) Includes 40% of options to purchase 25,004 shares representing 10,002 shares, which are exercisable immediately though September 10, 2005. Does not include option to purchase remaining shares, representing 15,002 shares, of which 20% vest each year commencing on September 11, 1997, and which are exercisable at 3/100th of one cent per share through September 10, 2005. Does not include option to purchase up to 75,012 shares at a price of $4.05 per share, which vest in annual increments as follows: 20% on September 11, 1997; 20% on September 11, 1998; 25% on September 11, 1999; and 35% on September 11, 2000. Such options are exercisable through September 10, 2005.
(10) Includes (a) 409,466 shares of Common Stock held of record by the Steiner Family Partnership (Mr. Steiner owns a 25% interest in and is the managing partner of The Steiner Family Partnership and, therefore, may be deemed to beneficially own all shares held of record by such partnership. Except to the extent of his 25% ownership interest in The Steiner Family Partnership, Mr. Steiner disclaims beneficial ownership of such shares); (b) 50,000 shares held by the Branch Group, Inc. 401(k) Profit Sharing Plan ( Mr. Steiner is sole trustee of the Branch Group, Inc. 401(k) Profit Sharing Plan and one of a number of beneficiaries thereof, holding an approximate 7% interest in the plan); and (c) a currently exercisable non-incentive stock option to purchase 5,000 shares granted pursuant to SDDI's 1991 Stock Option Plan.
(11) Includes 159,307 shares of Common Stock held in escrow with the Continental Stock Transfer & Trust Company, as escrow agent, until November 3, 1997. During such escrow period, Mr. Suliman may not sell or otherwise transfer such shares except to his spouse or children or trusts established for their benefits. In addition, Mr. Suliman has granted voting rights to Mr. Robert T. Giaimo with respect to such 159,307 shares similar to the rights granted to Mr. Giaimo by Mr. George Naddaff, as described in Note 7 above.
(12) Does not include any shares subject to option granted to the non-employee directors of the Company pursuant to the 1996 Non-Employee Director Stock Option Plan, which Plan is subject to approval of the stockholders.
(13) Includes 40% of option to purchase 7,401 shares, which option is exercisable immediately with respect to 2,960 shares through December 30, 2005. Does not include option to purchase remaining shares, representing 4,441 shares, of which 20% vest each year commencing on December 31, 1997, and which are exercisable through December 30, 2005. All such shares are exercisable at 3/100th of one cent per share. Does not include options to purchase up to 14,802 shares at $4.05 per share, which vest in annual increments as follows: 20% on December 31, 1997; 20% on December 31, 1998; 25% on December 31, 1999; and 35% on December 31, 2000. Such options are exercisable through December 30, 2005.
(14) 750,000 shares of Common Stock were beneficially owned by T. Rowe Price New Horizons Fund, Inc. as of April 10, 1997, based on information provided to the Company by a representative of such Fund on April 11, 1997.
(15) 50,000 shares of Common Stock were beneficially owned by Oppenheimer Enterprise Fund, and 700,000 shares of Common Stock by Oppenheimer Discovery Fund, as of March 31, 1997, based on information provided to the Company by a representative of the foregoing Funds on April 9, 1997.

                             ELECTION OF DIRECTORS

DIRECTORS

     The Board currently has nine members, consisting of one class of directors. The directors' terms continue until the next annual meeting of stockholders, or until their respective successors are elected and have qualified. At each annual meeting, directors are elected for a full term of one year to succeed those directors whose term expires at the annual meeting date. The election of each director requires the vote of holders of a plurality of the outstanding Common Stock present and entitled to be voted at the Meeting.

     The persons named in the proxy solicited by the Board will vote, unless the proxy is marked otherwise, to elect the following persons as directors: Messrs. Robert T. Giaimo, Clinton Clark, Ype Von Hengst, Edward H. Kaplan, George A. Naddaff, Louis P. Neeb, Charles Steiner, and Douglas M. Suliman, Jr., and Ms. Catherine Britton. If a nominee is unable to serve as a director, the persons acting under the proxy may vote the proxy for the election of a substitute. It is not currently contemplated that any nominee will be unable to serve. The terms of the directors elected at the Meeting will expire as of the next annual meeting of stockholders to be held in 1998. The business experience of each director is set forth below. All directors have held their present positions for at least five years, except as otherwise indicated. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES LISTED BELOW.

                              DIRECTOR
NAME                     AGE   SINCE   POSITION

Robert T. Giaimo.......  45    1996    Chairman, President, Chief Executive
                                       Officer, and Treasurer
Catherine Britton......  43    1996    Director
Clinton Clark..........  55    1996    Director
Ype Von Hengst.........  46    1996    Director, Vice President, Executive Chef,
                                       and Secretary
Edward H. Kaplan.......  58    1996    Director
George A. Nadaff.......  67    1994    Director
Louis P. Neeb..........  58    1996    Director
Charles Steiner........  55    1996    Director
Douglas M. Suliman.....  41    1994    Director

     ROBERT T. GIAIMO has been the Company's Chairman of the Board, President, Chief Executive Officer, and Treasurer since March 1996 and co-founder, director, president, chief executive officer, and treasurer of SDDI since its inception in 1987. Mr. Giaimo was president, chief executive officer, and director of Monolith Enterprises, Inc. ("Monolith") from 1971 to January 1987. In 1977, Mr. Giaimo co-founded and operated, through Monolith, The American Cafe restaurant, a restaurant chain which was one of the first restaurants to promote "American cuisine" and helped popularize the croissant sandwich. Mr. Giaimo graduated from the Business School of Georgetown University in 1974 and Harvard University's Smaller Company Management Program in 1982. He is a member of the Young President's Organization and serves as a Director and Co-chairman of Development. In 1993, Mr. Giaimo received an "Entrepreneur of the Year" award from Inc. Magazine in conjunction with Ernst & Young and Merrill Lynch.

     CATHERINE BRITTON has been a Director since March 1996 and was a director of SDDI from July 1995 until the Merger. She assisted with marketing and design of Silver Diner restaurants and has been involved with menu development and concept evolution since SDDI's inception. Ms. Britton graduated from Georgetown University in 1975, receiving a Bachelor of Arts degree in Philosophy. Ms. Britton earned a Masters Degree in Special Education from George Washington University in 1978.

     CLINTON CLARK has been a Director since March 1996 and was a director of SDDI from 1987 until the Merger and during such time served as the chairman of SDDI's Compensation Committee. He is also the president of Ironwood Equity, Inc. and CAC Investments, Inc. From September, 1990 until October 1993, he served as president and chief executive officer of Long John Silvers, Inc., a 1500-store seafood restaurant chain. He was a co-founder and served as president and chief executive officer of Children's Place, a national children's apparel retail and manufacturing company, from 1969 until 1986. Mr. Clark received his B.A. from Missouri School of Mines and Metallurgy in 1963 and an MBA from Harvard Business School in

1965. He also serves on the Board of Trustees of Boys Town and the University of Missouri -- Rolla. Mr. Clark also serves as a Director for Ethan Allen, Inc. and for Kerkendall, Krouse and Clark, Inc. More recently, he has joined the Delbarton School Finance Committee and has become a member of the Whitehead Institute for Biomedical Research's Board of Associates.

     YPE VON HENGST has been a Director, Vice President, Executive Chef and Secretary since March 1996 and co-founder, director, vice president of culinary operations, and executive chef of SDDI since 1987. Mr. Von Hengst was a director of operations of "Dominiques" restaurant in Washington, D.C. from May through September 1987. From 1984 to 1987, Mr. Von Hengst was corporate executive chef and director for Food Service for The American Cafe and was responsible for the central kitchen and bake shop, menu changes, and food preparation for all seven American Cafe restaurants. From 1981 to 1984, Mr. Von Hengst was corporate executive chef for Restaurant Associates in New York, New York, where he supervised over fifteen diverse full-service restaurants. From 1976 to 1981, Mr. Von Hengst held executive chef positions in Charlotte, North Carolina, Cleveland, Ohio, Houston, Texas, and New York, New York. Prior to 1976, Mr. Von Hengst worked as a chef in Europe.

     EDWARD H. KAPLAN has been a Director since March 1996 and was a director of SDDI from 1987 until the Merger. He is a real estate developer and investor and has served since 1983 as a Director of Palmer National Bank, Washington, D.C. and, subsequently, its successor by merger, George Mason Bankshares. Mr. Kaplan received his B.A. from the University of Pennsylvania, Wharton School in 1961. Mr. Kaplan served as President of the Jewish Community Center of Greater Washington from 1985 to 1987, as President of the United Jewish Appeal Federation of Greater Washington from 1989 to 1991, is President of the United Jewish Endowment Fund, a position he has held since 1991, and is a member of the Maryland Public Television Commission.

     GEORGE A. NADDAFF has been a Director since the Company's organization in April 1994. From April 1994 to March 1996, Mr. Naddaff was also chairman of the Board. In September 1992, he co-founded Olde World Bakeries, Ltd. ("OWB") with Douglas M. Suliman, Jr. and since its inception was its chief executive officer. OWB was a commercial bread bakery which developed a chain of retail gourmet coffee and breakfast shops. In December 1994, OWB sold its assets and discontinued its business. From 1988 until June 1992, Mr. Naddaff was chairman, chief executive officer and a director of New Boston Chicken, Inc. ("Boston Chicken") and from 1988 until 1989, he also served as its president. Mr. Naddaff also was active in the development of Mulberry Child Care Centers, Inc. ("MCC"), which developed a chain of child care centers in the northeast United States. Mr. Naddaff was chairman of the board of MCC until 1991 when he sold his interest in MCC. In 1987, Mr. Naddaff founded Business Expansion Capital Corporation ("BECC"). BECC invests in developing enterprises capable of expansion through replication of successful prototype operation. Boston Chicken and MCC were organized with the assistance of BECC during BECC's first 15 months of operations. From 1987 until the present, he has been the sole officer, director and stockholder of BECC.

     LOUIS P. NEEB has been a Director since March 1996 and was a director of SDDI from 1994 until the Merger. Mr. Neeb is currently the president of Neeb Enterprises, Inc., a corporation which provides management consulting services and oversees the operation of an affiliated restaurant company, and chairman of the board and chief executive officer of Casa Ole' Restaurants, Inc. He was the president and chief executive officer of the Spaghetti Warehouse, Inc. from July 1991 until January 1994 and of Geest Food USA from 1989 until 1991. From 1982 until 1987, he served as president and chief executive officer of Creative Food N Fun, a subsidiary of W.R. Grace & Co. From 1985 until 1987, be served as president and chief executive officer of a W.R. Grace & Co. affiliate, Taco Villa, Inc. Mr. Neeb was employed by The Pillsbury Company from 1973 until 1982. From 1980 to 1982, he served as an executive vice president of The Pillsbury Company and as chairman and chief executive officer of its affiliate, Burger King Corporation. In 1973, he was director of operations at Steak & Ale Restaurants, Inc. another affiliate of The Pillsbury Company. His leadership role with Steak & Ale Restaurants, Inc. continued until 1980, after serving as vice president of operations and eventually president and chief executive officer. Currently, Mr. Neeb serves as a director of Showbiz Pizza Time, Inc. and Franchise Finance Corporation of America, Inc., both publicly traded companies, and Blue Marlin Restaurants, Inc. Mr. Neeb received a BBA in marketing from Notre Dame University in 1961 and an MBA from George Washington University in 1969.

     CHARLES STEINER has been a Director since March 1996. Mr. Steiner was a director of SDDI from 1987 until the Merger. He is the chief executive officer of Branch Group, Inc., an electric distributor. In 1975, Mr. Steiner founded IMARK, an electric cooperative, and in 1991 founded EDIC, a distribution insurance company. He is a director of the National Association of Electric Distributors (NAED). He received a B.B.A. in Accounting from the University of Pittsburgh in 1963.

     DOUGLAS M. SULIMAN, JR. has been a Director since the Company's organization in 1994. Mr. Suliman was also president, treasurer and secretary from the Company's organization until March 1996. In September 1992, he co-founded OWB with Mr. Naddaff. From September 1992 until July 1993, Mr. Suliman served as OWB's president and from August 1993 to December 1994, served as its vice chairman. In 1988, he founded Island Partners Ltd. ("IPL"), a privately owned investment banking firm, and has served as its president since then. IPL performs corporate finance services for privately owned and public companies with particular emphasis on institutional private placements of debt and equity securities and on merger and acquisition advisory engagements. From 1987 until 1988, Mr. Suliman served as managing director of First Reserve Corporation, an investment management company, where he shared responsibility for originating new investments and for fund raising activities. From 1985 until 1987 Mr. Suliman was president, and from 1982 until 1985 he was vice president, of The Boston Company Energy Advisers, Inc. ("TBCEA"). During that time, TBCEA was a wholly owned subsidiary of The Boston Company, Inc. and an indirect subsidiary of Shearson Lehman American Express. TBCEA originated and managed direct investments in the domestic energy industry for institutional clients. Mr. Suliman's responsibilities with TBCEA included the origination, negotiation and management of such investments and management of the reorganization of TBCEA and its investment portfolio following the oil price decline in December 1985. From 1980 until 1982, Mr. Suliman was a loan officer for the First National Bank of Boston. Mr. Suliman received a Bachelor of Science degree from the University of Massachusetts (Amherst) and a Masters of Business Administration degree from Northeastern University.

     There is no family relationship between any of the Company's directors or officers except that Catherine Britton is the wife of Robert T. Giaimo. There are no arrangements between any director of the Company and any other person pursuant to which he was selected as a director.

NON-DIRECTOR EXECUTIVE OFFICERS

     DAVID ODEN has been Chief Financial Officer and Senior Vice President since September 1995. Mr. Oden was previously Vice President, Chief Financial Officer, Treasurer, and Assistant Secretary for Pancho's Mexican Buffet, a public restaurant company. Mr. Oden has resigned from his position with the Company effective September 12, 1997.

     PATRICK MESKELL has been Senior Vice President, Human Resources since January 1996. Mr. Meskell was an independent consultant to institutions, specializing in the areas of risk management system design and implementation from 1988 to 1992 and Director of Organizational Development & Management & Operations Training for the Student Loan Marketing Association from 1992 to 1995.

     DANIEL BRANNAN has been Vice President, Finance since March 1997 and was the Company's controller from January 1996 to March 1997. Previously, Mr. Brannan was corporate controller for Greenstone Industries, a public manufacturing company with annual sales exceeding $30 million, from April 1995 to January 1996, and was an auditor with KPMG Peat Marwick LLP from June 1991 to April 1995.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board held six meetings (including telephonic meetings) during 1996. During 1996, each director attended at least 75% of the aggregate of the total number of meetings of the Board (held during the period for which he was a director) and the total number of meetings held by all Board committees on which he served (during the periods that he served as a member). The Board has a standing audit committee and a standing compensation committee, but does not have a standing nominating committee. The audit committee, composed of Messrs. Steiner, Suliman, and Kaplan, held two meetings during 1996. The principal functions of the audit committee are to make recommendations to the Board regarding the selection of the Company's independent accountants, to consult with the Company's independent accountants and financial and accounting staff, and to review and report to the Board with respect to the scope of audit procedures, accounting practices, and internal accounting and financial controls. The compensation committee, composed of Messrs. Clark, Neeb, and Steiner, held one meeting during 1996. The principal functions of the compensation committee are to review and make recommendations to the Board on all compensation and hiring issues that relate to officers and senior staff members.

SECTION 16 COMPLIANCE

     Catherine Britton inadvertently was late in filing her Form 3, however she did not hold any of the Company's shares of Common Stock prior to April 1997. Except as set forth above, to the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during 1996, the Company's directors, officers, and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements.

EXECUTIVE COMPENSATION

     The following table sets forth summary information concerning compensation paid by the Company with respect to fiscal years 1996, 1995, and 1994 to Douglas
M. Suliman, Jr., the Company's president until the Merger's consummation on March 27, 1996, Robert T. Giaimo, the Company's Chief Executive Officer and President since March 27, 1996, and the chief executive officer and president of SDDI prior thereto, and to each of the Company's executive officers as whose aggregate annual cash compensation rate exceeded $100,000 for fiscal year 1996. The following summary information concerning compensation for Messrs. Giaimo, Von Hengst, Oden, and Goldstein includes service with SDDI prior to the Merger. References to shares subject to option, including those granted by SDDI prior to the Merger, reflect the numbers of shares of Common Stock of the Company issuable, and corresponding exercise prices, after giving effect to the Merger.

                           SUMMARY COMPENSATION TABLE

                                                                                           LONG-TERM
                                                           ANNUAL COMPENSATION            COMPENSATION
                                                                           OTHER ANNUAL                     ALL OTHER
NAME AND PRINCIPAL POSITION                 YEAR     SALARY      BONUS     COMPENSATION     OPTIONS(#)     COMPENSATION
Robert T. Giaimo.........................   1996    $240,000    $     0      $ 18,000               0        $      0(1)
  President, Chief Executive                1995     220,000          0        18,000               0          12,000(1)
  Officer and Chairman of the               1994     220,000          0        24,000               0          12,000(1)
  Board
Ype Von Hengst...........................   1996     105,000     11,814         6,000               0        $      0(1)
  Vice President, Executive Chef,           1995      88,000          0         7,962               0               0
  Corporate Secretary and Director          1994     100,000     40,000         7,962               0               0
Douglas M. Suliman(2)....................   1996           0          0             0           3,000(3)            0
  Director                                  1995           0          0             0               0               0
                                            1994           0          0             0               0               0
David Oden(4)............................   1996     125,000          0         7,000               0               0
  Chief Financial Officer and               1995      33,654(5)       0             0         100,016(6)            0
  Senior Vice President
Jay Goldstein(7).........................   1996     120,000(8)       0         6,000(8)            0               0
  Senior Vice President,                    1995     105,000(9)  10,000(9)      6,000          37,473(10)           0
  Operations                                1994      14,539          0         1,000          75,012(11)           0

 (1) Amount of term life insurance premiums paid by SDDI. Beginning in 1996, the Company is paying annual premiums on a $3,000,000 split dollar life insurance policy on the life of Mr. Giaimo. The annual costs are $49,037. Mr. Giaimo is obligated to repay the Company for the premiums advanced by the Company with respect to the policy and the cash surrender value and the death benefit amount under the policy are pledged to secure Mr. Giaimo's obligation. Beginning in 1996, the Company is paying annual premiums on a $1,500,000 split dollar life insurance policy on the life of Mr. Von Hengst. The annual costs are $25,572. Mr. Von Hengst is obligated to repay the Company for the premiums advanced by the Company with respect to the policy and the cash surrender value and the death benefit amount under the policy are pledged to secure Mr. Von Hengst's obligation.
 (2) Mr. Suliman served as the president, treasurer and secretary of FTAC from its organization in 1994 until the Merger.
 (3) Options exercisable for 3,000 shares of Common Stock were granted to Mr. Suliman during 1996, pursuant to three grants of 1,000 shares each, on May 29, 1996, July 1, 1996, and October 1, 1996, under the 1996 Non-Employee Director Stock Option Plan, which Plan is subject to approval by the stockholders of the Company. The options are exercisable for three years from their dates of grant at $6.50, $5.625, and $5.375 per share, respectively, with respect to each of the foregoing three grants.
 (4) Mr. Oden's employment with SDDI commenced in September 1995.
 (5) Mr. Oden agreed to purchase options to purchase 16,669 shares of Common Stock, exercisable at $.0003 per share, for a price of $33,750, which was deducted from his salary during fiscal 1995.
 (6) Includes option to purchase 25,004 shares, of which 40%, representing 10,002 shares, were exercisable at December 29, 1996, and the remainder, representing 15,002 shares, vest 20% each year commencing on September 11, 1997. The options are exercisable at 3/100th of one cent per share through September 10, 2005. Also includes option to purchase up to 75,012 shares at a price of $4.05 per share, which vest in annual increments as follows: 20% on September 11, 1997; 20% on September 11, 1998; 25% on September 11, 1999; and 35% on September 11, 2000. Such options are exercisable through September 10, 2005.
 (7) Mr. Goldstein's employment with SDDI commenced in November 1994. Mr. Goldstein's employment with the Company terminated on July 12, 1996.
 (8) Amounts of Salary and Other Annual Compensation have been presented on an annualized basis and do not reflect actual amounts paid, in the amounts of $106,636 and $3,500, respectively, due to the termination of Mr. Goldstein's employment with the Company on July 12, 1996. These amounts do not include $30,348 paid to Mr. Goldstein in 1996 for the Company's repurchase of unvested options to purchase 14,989 shares of Common Stock exercisable at $.0003 per share.
 (9) Mr. Goldstein agreed to purchase options to purchase 18,736 shares of Common Stock exercisable at $.0003 per share, for a purchase price of $37,935, $27,935 of which was deducted from his salary and $10,000 of which was deducted from his bonus, during fiscal 1995.
(10) Options for 3,747 of 37,473 shares remain outstanding and are exercisable through August 20, 2005 at $4.05 per share. Options for remaining 33,726 shares have expired or been repurchased by the Company.
(11) Options for 60,010 of 75,012 shares expired July 12, 1996. Options for the remaining 15,002 shares expired on December 31, 1996.

STOCK OPTIONS

     The following table sets forth certain information concerning grants of options to the following executive officers during fiscal 1996.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                             PERCENT OF TOTAL OPTIONS                              GRANT DATE
                                  OPTIONS      GRANTED TO EMPLOYEES      EXERCISE    EXPIRATION     PRESENT
NAME                              GRANTED         IN FISCAL YEAR          PRICE         DATE        VALUE(2)
Robert T. Giaimo.............        0                 0                    --            --             --
Ype Von Hengst...............        0                 0                    --            --             --
Douglas M. Suliman...........     1000(1)            100%               $ 6.50       5/28/99         $1,350
                                  1000(1)            100%               $5.625       6/30/99         $1,170
                                  1000(1)            100%               $5.375       9/30/99         $1,110
David Oden...................        0                 0                    --            --             --
Jay Goldstein................        0                 0                    --            --             --

(1) Includes options to purchase an aggregate of 3,000 shares, granted to Mr. Suliman after the Merger, in his capacity as a non-employee director, pursuant to the 1996 Non-Employee Director Stock Option Plan, subject to approval by the Company's stockholders.
(2) The grant date present values are calculated using the Black-Scholes valuation model. The weighted average assumptions used in the calculations include an expected volatility of 27%, a risk-free rate of return of 6.2%, no dividend yield, and an expected life of two years.

     The following table provides information as to the number and value of unexercised stock options at December 29, 1996 held by the following executive officers. No stock appreciation rights with respect to the Common Stock were outstanding at such date.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                         SHARES                                                                  VALUE OF UNEXERCISED
                        ACQUIRED                           NUMBER OF UNEXERCISED                 IN-THE-MONEY OPTIONS
                           ON            VALUE           OPTIONS AT FISCAL YEAR END              AT FISCAL YEAR END(1)
NAME                   EXERCISE(#)    REALIZED($)    EXERCISABLE(#)    UNEXERCISABLE(#)    EXERCISABLE($)    UNEXERCISABLE($)
Robert T. Giaimo......     0              0                  0                  0                  0                    0
Ype Von Hengst........     0              0                  0                  0                  0                    0
Douglas M. Suliman....     0              0              3,000(2)               0                  0                    0
David Oden............     0              0             10,002             90,014             36,254               54,378
Jay Goldstein.........     0              0             18,749                  0             13,582                    0

(1) Represents the difference between the fair market value of the Common Stock subject to the options, based on the closing price of $3.625 for the Common Stock on December 27, 1996 (the final trading day of the Company's fiscal year), and the exercise prices of the options.
(2) Options were granted pursuant to 1996 Non-Employee Director Plan, subject to the approval of the Company's stockholders.

BENEFIT PLANS

     The Company provides insurance benefits to its officers and other employees, including health, dental, and life insurance, subject to certain deductibles and copayments by employees.

EMPLOYMENT AGREEMENTS

     FOUNDER'S EMPLOYMENT AGREEMENT. The Company and Robert T. Giaimo have entered into a Founder's Employment Agreement effective March 27, 1996. The base compensation under the agreement is $240,000 per annum, increased annually at a minimum amount equal to the increase in the Consumer Price Index for the Washington, D.C., Maryland, and Virginia metropolitan area. Benefits under the agreement include four weeks paid vacation, health and dental insurance, life, and disability insurance, director and officer liability insurance, and a $3,000,000 "split-dollar" life insurance agreement. Perquisites include an up to $500 per month car allowance, an education fee of $1,000 per month, and free shift meals.

     The Founder's Employment Agreement has an initial term of five years and, starting on its first anniversary, is renewable for five years from each anniversary. If at any such anniversary the Board does not renew, the agreement will expire five years from such anniversary (the five-year period beginning on such anniversary shall hereinafter be referred to as the "Expiration Term"). During the Expiration Term, the employee may, upon at least sixty days prior written notice, terminate the agreement immediately and such termination shall be an "Involuntary Termination." The Company may terminate the agreement upon the death or disability of the employee or for cause. If terminated for death, the employee's estate shall be entitled to receive all accrued compensation plus a severance amount equal to one year's base compensation (as adjusted to the date of death). The decedent's family will also be provided health insurance for one year from date of death. If terminated for disability, the employee shall be entitled to receive all accrued compensation plus a severance amount equal to his then current base compensation for a period of five years, but reduced dollar for dollar by all amounts received by the employee under disability insurance. If terminated for cause, the employee shall be entitled to receive all accrued compensation. Mr. Giaimo may terminate the agreement by reason of an Involuntary Termination or a material breach by the Company. If an Involuntary Termination occurs, the employee shall be entitled to a severance amount equal to: (i) his base compensation, including all bonuses, for the immediately preceding fiscal year (the "Annual Amount"), (ii) divided by 365, and (iii) multiplied by the number of days remaining in the Expiration Term. If Mr. Giaimo terminates the Founder's Employment Agreement within the first five years of the agreement for a material breach by the Company (as specified in the Founder's Employment Agreement), he shall be entitled to receive the Annual Amount multiplied by ten. If the material breach occurs after the first five years of the agreement, the Annual Amount shall be multiplied by five. Additionally, if a termination for a material breach occurs prior to the earlier of (i) the end of the first five years of the agreement, or (ii) the completion of an underwritten public offering of the Company's Common Stock from which it realizes $15,000,000, then the Company shall be obligated, at the employee's option, to purchase all of Mr. Giaimo's Common Stock at fair market value.

     OFFICER EMPLOYMENT AGREEMENTS. The Company entered into letter agreements with David Oden on August 23, 1995, Patrick Meskell on December 4, 1995, and Daniel Brannan on December 31, 1995, which are terminable at any time by either party thereto. However, if the Company terminates the agreement in the first three years, the Company will pay the base salary for 12 months (6 months for Mr. Brannan) or until the employee has found alternate employment. During this same three-year period, the employee must give the Company at least six months notice in advance of termination. The agreements provide for (i) Mr. Oden's employment as senior vice president of finance and chief financial officer with an initial base salary of $125,000 per annum, Mr. Meskell's employment as senior vice president of human resources with an initial base salary of $90,000, with future adjustments to each to be determined by the Board, and Mr. Brannan's employment with an initial base salary of $56,000, and (ii) eligibility for a bonus pursuant to a bonus plan to be established by the Board. However, with respect to Mr. Meskell, the annual increase cannot be less than the annual increase in the Consumer Price Index for Washington, D.C. Each employee also receives a $500 per month car allowance (except for Mr. Brannan), maximum coverage under the Company's life and health insurance plans, and (except for Mr. Brannan) reimbursement for certain relocation costs. Each employee agrees not to compete with the Company within the continental United States for a period of one year following termination.

DIRECTOR COMPENSATION

     Each Non-Employee Director is granted an option to purchase 1,000 shares of Common Stock on the first day of each calendar quarter commencing with the second quarter of 1996. Options granted may be exercised at a price equal to 100% of the market price on the date of grant. Other than the previously described option grants, and the payment of certain expenses, Non-Employee Directors currently receive no other compensation for service as directors. See "Proposal to Approve the Adoption of the Silver Diner, Inc. 1996 Non-employee Director Stock Option Plan".

RELATED PARTY TRANSACTIONS

     SILVER DINER REAL ESTATE LIMITED PARTNERSHIP. In December 1988, Directors Clark, Kaplan, Steiner and Giaimo formed Silver Diner Real Estate Limited Partnership ("SDRELP") and from December 1988 to January 1993 such persons contributed, or advanced, an aggregate of $487,500 to SDRELP. SDRELP was organized to investigate potential sites for the construction of Silver Diner restaurants, to develop prototype construction plans and to acquire potential Silver Diner sites.

     In December 1988, SDRELP purchased a site in Chantilly, Virginia for $735,000 (including closing costs and legal fees), of which $525,000 was borrowed from a bank, payment of which was guaranteed by the partners of SDRELP and the balance was paid in cash. The site was intended to be used for a Silver Diner restaurant to be developed by SDDI.

     From December 1988 to December 1992, SDRELP incurred aggregate costs of $624,000, to pay principal, interest, tax and other expenses of owning the Chantilly site purchased for SDDI and to cover development and prototype expenses. In addition, SDRELP loaned approximately $202,000 to Silver Diner Limited Partnership ("SDLP") at an interest rate of prime plus 1% per annum to enable SDLP to develop the Laurel Silver Diner restaurant and SDLP delivered a promissory note for such loan. Between September 1990 and April 1994, SDRELP borrowed an aggregate of approximately $334,000 from

SDDI to enable SDRELP to meet development costs and mortgage indebtedness on the Chantilly property. During 1993, SDRELP repaid approximately $202,000 of the advance from SDDI by transferring the SDLP promissory note to SDDI. SDRELP remained indebted to the Company until March 27, 1996, when SDRELP paid the Company its remaining balance of $157,696.

     SILVER DINER POTOMAC MILLS, INC. To obtain the funds required to satisfy SDLP's obligation under the SDLP partnership agreement to open a Silver Diner restaurant at Potomac Mills, Robert T. Giaimo formed Robert Giaimo Development, Inc. ("RGDI"), which is wholly owned by Robert T. Giaimo. RGDI then borrowed an aggregate of $2,470,000 from the Small Business Administration and from three commercial banks, which amounts were guaranteed by Robert T. Giaimo. These funds were used by RGDI to purchase the site on which the Potomac Mills Silver Diner restaurant is located, to purchase an adjacent parking lot, and to construct and equip the Potomac Mills Silver Diner restaurant. RGDI then leased the Potomac Mills restaurant and adjacent parking lot pursuant to lease agreements dated October 14, 1991 and May 27, 1992 (the "Potomac Leases"), to Silver Diner Potomac Mills, Inc. ("SDPMI"), which is wholly owned by Robert T. Giaimo.

     The Potomac Leases have terms of 20-years commencing on December 1, 1991 and May 27, 1992, and require aggregate payments of annual base rent of $374,000 increasing annually, beginning in 1995, based on the Consumer Price Index. The Potomac Leases also require the payment of percentage rent based on Gross Receipts (as defined in the leases) from the Potomac Mills Silver Diner restaurant and the parking lot. The rental receipts are used to service the debt incurred by RGDI in connection with the construction of the Potomac Mills Silver Diner restaurant and the acquisition of the parking lot. At December 29, 1996, annual lease payments were $379,000 and annual debt service and tax payments were $295,000.

     At the time of entering into the Potomac Lease, SDPMI entered into a management agreement (the "Management Agreement") with SDLP. The Management Agreement provides that SDLP is the exclusive manager of the Potomac Mills Silver Diner restaurant and receives all of the Net Profits (as defined in the agreement) from the restaurant and is responsible for paying all operating costs and expenses, including rent. The Management Agreement is unlimited in duration and can only be terminated by mutual agreement of SDPMI and SDLP or, following notice, failure of the manager to meets its management obligations and responsibilities. Through December 29, 1996, the Potomac Mills Silver Diner has not generated any Net Profits.

     On consummation of the Merger, RGDI granted the Company an option to purchase the Potomac Mills Silver Diner for an amount equal the fair market value, on the date of purchase, as be determined by an appraisal. The Management Agreement between SDPMI and SDLP remains in effect.

     ROBERT GIAIMO LEASING, INC. To obtain the funds necessary to complete construction and equipping of the Towson Silver Diner restaurant, Robert T. Giaimo formed Robert Giaimo Leasing, Inc. ("RGLI"), which is wholly owned by Robert T. Giaimo, to purchase for approximately $440,000 the equipment required for the Towson Silver Diner. RGLI financed the purchase by obtaining a loan equal to the purchase price. RGLI then leased the equipment to SDDI for five years for a monthly rent of approximately $9,306 plus applicable taxes. On consummation of the Merger, the lease was terminated, ownership of the equipment was transferred to the Company, and the Company paid RGLI approximately $148,348, which was the amount necessary to enable RGLI to retire the debt incurred in connection with the purchase of the equipment.

REPORT TO STOCKHOLDERS ON COMPENSATION

     The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee is responsible for establishing and administering the policies which govern both annual compensation and equity ownership programs.

     The Company's executive compensation program is designed to promote the following objectives: (i) to provide competitive compensation that will help attract, retain and reward highly qualified executives who contribute to the long term success of the Company; (ii) to align management's interests with the Company's by tying a portion of the executive's compensation to the Company's performance; and (iii) to align management's interests with stockholders by including long term equity incentives as part of the executive's compensation.

     Currently the Company's executive compensation programs are governed and determined by existing employment agreements with the executives. The Committee believes that the Company's executive compensation program provides an overall level of compensation that is competitive within its industry and among companies of comparable size and complexity. However, to ensure that the Company's compensation is and remains competitive, the Committee has engaged an independent compensation consultant to review, report, and make recommendations, to the Committee, concerning the Company's compensation programs.

PERFORMANCE GRAPH

     Set forth below is a line graph comparing the total return for the Common Stock from December 29, 1994 through December 29, 1996 with the CRSP Total Returns Index for U.S. companies traded on the Nasdaq Stock Market (the "Market Group") and an index group of peer companies, the CRSP Total Returns Index for U.S. Nasdaq Stocks for (SIC 5800-5899) eating and drinking companies (the "Peer Group").The companies in each of the Market Group and the Peer Group were weighted by market capitalization. Returns are based on monthly changes in price and assume reinvested dividends. These calculations assume the value of an investment in the Common Stock, the Market Group and the Peer Group was $100 on December 29, 1994. The Company's Common Stock was traded on the OTC Bulletin Board under the symbol FDTR until March 27, 1996 when it began trading on the Nasdaq National Market under the symbol SLVR.

                                    [Graph]


TOTAL RETURNS INDEX                    12/29/94    12/29/95    12/27/96

Silver Diner, Inc...................... 100.000     111.111      80.556
The Market Group....................... 100.000     142.355     174.640
The Peer Group......................... 100.000     127.839     119.380

                    PROPOSAL TO APPROVE THE ADOPTION OF THE
        SILVER DINER, INC. 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     The Board believes that it is desirable that individuals who serve as directors of, but who are not employees of, the Company ("Non-Employee Directors") have a financial interest in the Company's performance. As a result, on May 29, 1996, the Board adopted the 1996 Non-Employee Director Stock Option Plan (the "Director Plan"), subject to the approval of holders of a majority of the outstanding Common Stock represented at the Meeting.

     The Director Plan continues in effect for 10 years. Under the plan, each non-employee director shall be granted an option to purchase 1,000 shares of the Company's Common Stock at fair market value on the first day of each calendar quarter. Options granted under the plan are exercisable at any time in whole or in part for a period of three years from date of grant, and vest immediately.

     Other than the Director Plan and the reimbursement of certain expenses, Non-Employee Directors currently receive no other compensation for service as directors. During fiscal 1996, each of the Company's seven Non-Employee Directors received options to purchase an aggregate of 3,000 shares of the Company's Common Stock, none of which were exercised during fiscal 1996.

     The following summary of the Director Plan is qualified in its entirety by reference to the complete text of the Director Plan, which is attached to this Proxy Statement as Appendix A and is incorporated herein by reference.

     ADMINISTRATION. The Director Plan is administered by the Board, pending the formation of a Board committee. The Board or any Board committee, however, only has the authority to administer the plan.

     EFFECTIVE DATE. The Director Plan became effective as of May 29, 1996, subject to its approval by stockholders holding a majority of the outstanding Common Stock present and entitled to be voted at the Meeting, and will continue in effect for a term of ten years unless terminated sooner as provided in the Director Plan.

     ELIGIBILITY. All Non-Employee Directors are eligible to participate in the Director Plan (the "participants").

     SHARES SUBJECT TO THE DIRECTORS PLAN. The aggregate number of shares subject to the Director Plan may not exceed 75,000 shares, subject to anti-dilution adjustments. If any change is made to the Common Stock subject to the Director Plan (whether by reason of a recapitalization, stock split or reverse, combination or exchange of shares, or other capital change affecting the Common Stock), the Board is authorized to make appropriate adjustments to the maximum number of shares subject to the Director Plan. The Company has filed a registration statement on Form S-8 to register the shares to be issued under the Director Plan.

     PROVISIONS OF THE DIRECTOR PLAN. Options are exercisable in whole or in part at any time over the exercise period, but in no event will the exercise period exceed three years from the date of grant of each option. All options vest immediately and are non-transferable except in the event of death or disability in which case the options may be exercised by the successor or representative of the deceased or disabled Non-Employee Director during the exercise period. The shares issued upon the exercise of the options are not subject to any transfer restriction except those mandated by applicable federal and state securities laws.

     CERTAIN TAX MATTERS. The following is a summary, and does not purport to be a complete description, of certain federal income tax aspects of the Director Plan and transactions thereunder. Furthermore, no information is given with respect to any state, local, or foreign taxes which may be applicable.

     Under the Director Plan, a participant will not recognize taxable income, and the Company will not be entitled to a deduction, upon the grant of an option. Upon exercise of such option, the participant will recognize ordinary income in an amount equal to the amount by which the fair market value of each share of common stock on the date of exercise exceeds the option price. The amount so recognized as income will be deductible by the Company. Upon any subsequent sale of shares by a participant, the participant's basis in the shares purchased for determining gain or loss will be their fair market value on the date of exercise, if such shares were acquired for cash. If the exercise of the option is made by delivery of shares of common stock in payment of the option price, the shares delivered are deemed to be exchanged in a tax-free transaction for the equivalent number of new shares of common stock. Such equivalent number of new shares has the same basis and holding period as the shares exchanged. The number of shares received in excess of the number of shares delivered will be included in the participant's income at the fair market value thereof. Any gain or loss recognized upon the sale or other disposition of such shares will be capital gain or loss, either long-term or short-term depending upon the holding period of such shares (which begins on the date the participant recognizes income with respect to such shares).

     The foregoing is not to be considered as tax advice to any persons who may be Director Plan participants and any such persons are advised to consult their own tax counsel.

     AMENDMENTS AND TERMINATION. The Board may from time to time suspend, terminate, modify, or amend the Director Plan, provided that no suspension, termination, modification, or amendment of the Director Plan may adversely affect any rights under the Director Plan unless the written consent of those affected is obtained. Unless terminated earlier by the Board, the Director Plan shall continue in effect for a term of 10 years.

     BENEFIT AMOUNTS. The table below sets forth the benefits that will be received under the Director Plan during 1997, if such plan is approved.

                               NEW PLAN BENEFITS
        SILVER DINER, INC. 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                                                        DOLLAR
                                                       VALUE ($)     NUMBER
NAME AND POSITION                                                   OF UNITS

Robert T. Giaimo................................            0             0
  President, Chief Executive
  Officer and Chairman of the
  Board
Ype Von Hengst..................................            0             0
  Vice President, Executive Chef,
  Corporate Secretary and Director
Douglas M. Suliman..............................      $ 4,980(1)      4,000
  Director
David Oden......................................            0             0
  Chief Financial Officer and
  Senior Vice President
Jay Goldstein...................................            0             0
  Senior Vice President,
  Operations
Executive Group.................................            0             0
Non-Executive Director Group....................      $34,860(1)     28,000
Non-Executive Officer Employee Group............            0             0

(1) Assumes the stock option plan was in effect during fiscal 1996, and that four grants of 1,000 shares were made quarterly to each non-employee director, including Mr. Suliman. The dollar value of grants for the first two quarters are based on an assumed value of $1.35 per share, representing a present value calculated at May 29, 1996 using the Black-Scholes valuation model. The dollar value of the grants for the third and fourth quarters are based on assumed values of $1.17 and $1.11 per share, respectively, representing present values calculated at July 1, 1996 and October 1, 1996. The weighted average assumptions used in the calculations include an expected volatility of 27%, a risk-free rate of return of 6.2%, no dividend yield, and an expected life of two years. The stock option plan is subject to the approval of the stockholders at the Meeting.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE SILVER DINER, INC. 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.

                    PROPOSAL TO APPROVE THE ADOPTION OF THE
                      SILVER DINER, INC. STOCK OPTION PLAN

     The Board believes that it is desirable that the Company's officers, other key employees, directors and independent consultants have a financial interest in the Company's performance. As a result, on September 11, 1996, the Board adopted the Silver Diner, Inc. Stock Option Plan (the "Stock Option Plan"), subject to the approval of holders of a majority of the outstanding Common Stock represented at the Meeting.

     The following summary of the Stock Option Plan is qualified in its entirety by reference to the complete text of the Stock Option Plan, which is attached to this Proxy Statement as Appendix B and is incorporated herein by reference.

     ADMINISTRATION. The Stock Option Plan is to be administered by the Board or the Compensation Committee. The Board or the Compensation Committee, however, will only have the authority to determine terms and conditions of the Common Stock issuances to participants under the Stock Option Plan to the extent such terms and conditions are not otherwise stated in the Stock Option Plan.

     EFFECTIVE DATE. The Stock Option Plan became effective as of September 11, 1996, subject to its approval by stockholders holding a majority of the outstanding Common Stock present and entitled to be voted at the Meeting and will continue in effect for a term of ten years unless terminated sooner as provided in the Stock Option Plan.

     ELIGIBILITY. All of the Company's officers and other key employees are eligible to participate in the Stock Option Plan (the "participants").

     SHARES SUBJECT TO THE STOCK OPTION PLAN. The aggregate number of shares subject to the Stock Option Plan will not exceed 350,000 shares, subject to anti-dilution adjustments. If any change is made to the Common Stock subject to the Stock Option Plan (whether by reason of a recapitalization, stock split or reverse, combination or exchange of shares, or other capital change affecting the Common Stock), the Board is authorized to make appropriate adjustments to the maximum number of shares subject to the Stock Option Plan. The Company plans to file a registration statement to register the shares issued under the Stock Option Plan.

     PROVISIONS OF THE STOCK OPTION PLAN. Options granted under the Stock Option Plan will either be incentive stock options as such term is defined under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or stock options not intended to qualify as such ("non-qualified stock options"). The exercise price of each share of Common Stock underlying an incentive stock option equals 100% of the fair market value of the Common Stock on the date of grant of such option; provided, however, that the exercise price of incentive stock options granted to holders of at least 10% of the Company's Common Stock may not be less than 110% of such fair market value. The exercise price of each share of Common Stock underlying a non-qualified stock option may not be less than the par value of a share of Common Stock on the date of grant of the option.

     Options are exercisable in whole or in part at any time over the exercise period, but in no event may the exercise period exceed 10 years from the date of grant of each incentive stock option or non-qualified stock option; provided, however, that the exercise period for incentive stock options granted to holders of at least 10% of the Company's Common Stock may not exceed five years from the date of grant of such options. All options vest over a five year period with no options vesting prior to two years from the date of grant. The option exercise price must be paid in full, at the time of exercise, in cash or, with Board approval, in shares of Common Stock having a fair market value in the aggregate equal to the option exercise price or in a combination of cash and such shares.

     In the event that a participant (other than an independent consultant) ceases to maintain continuous service to the Company, for any reason other than death, disability or termination for cause, an exercisable stock option will continue to be exercisable for thirty days but in no event after the expiration date of such option. If a participant dies or is disabled, exercisable stock options will continue to be exercisable for nine months, to the extent exercisable by the participant immediately prior to his death or disability. A stock option terminates automatically and is no longer exercisable as of the date a participant is terminated for cause.

     Options are nontransferable except in the event of death in which case the options may be exercised by the successor or representative of the deceased participant at any time within nine months after the date of death but in no event after the expiration date of such options. Notwithstanding the foregoing, the Board may permit transfer of non-qualified stock options during the exercise period. The shares issued on exercise of the options will not be subject to any transfer restriction except those mandated by applicable federal and state securities laws.

     CERTAIN TAX MATTERS. The following is a summary, and does not purport to be a complete description, of certain federal income tax aspects of the Stock Option Plan and transactions thereunder. Furthermore, no information is given with respect to any state, local, or foreign taxes which may be applicable.

     Under the Stock Option Plan, a participant will not recognize taxable income, and the Company will not be entitled to a deduction, upon the grant of either an incentive stock option or a non-qualified stock option.

     Upon exercise of a non-qualified stock option, the participant will recognize ordinary income in an amount equal to the amount by which the fair market value of each share of common stock on the date of exercise exceeds the option price. The amount so recognized as income will be deductible by the Company. Upon any subsequent sale of shares by a participant, the participant's basis in the shares purchased for determining gain or loss will be their fair market value on the date of exercise, if such shares were acquired by the exercise of the non-qualified option for cash. If the exercise for the option is made by delivery of shares of common stock in payment of the option price, the shares delivered are deemed to be exchanged in a tax-free transaction for the equivalent number of new shares of common stock. Such equivalent number of shares will have the same basis and holding period as the shares exchanged. The number of shares received in excess of the number of shares delivered will be included in the participant's income at the fair market value thereof at the time of exercise. Such shares shall have a basis equal to the fair market value on the date of the exercise of the option. Any gain or loss recognized upon the sale or other disposition of such shares will be capital gain or loss, either long-term or short-term depending upon the holding period of such shares (which begins on the date the participant recognizes income with respect to such shares).

     Upon exercise of an incentive stock option, the participant will generally not recognize ordinary income and the Company will generally not be entitled to a deduction at the time of exercise. Upon any subsequent sale of shares by a participant, the participant's basis in the shares purchased for determining gain or loss will be the option price paid for such shares upon the exercise of the incentive stock option if such shares were acquired for cash at the time of exercise. However, in the event that a participant disposes of shares of common stock acquired pursuant to the exercise of an incentive stock option within two years from the date of the grant of such option or within one year from the exercise of such option, a portion of the gain, if any, recognized in connection with such disposition will be treated as ordinary income and will provide the Company with a deduction in an equivalent amount. The portion of the gain, if any, recognized upon a subsequent sale of common stock which will be treated as ordinary income will be equal to the difference between the option price paid for the stock and the fair market value of the stock on the date of exercise of such option. If the exercise of the option is made by delivery of shares of common stock in payment of the option price, the shares delivered are deemed to be exchanged in a tax-free transaction for the equivalent number of new shares of common stock. Such equivalent number of new shares will have the same basis and holding period as the shares exchanged. The number of shares received in excess of the number of shares delivered will not be included in the participant's taxable income at the time of exercise and will have a basis of zero.

     The foregoing is not to be considered as tax advice to any persons who may be Stock Option Plan participants and any such persons are advised to consult their own tax counsel.

     AMENDMENTS AND TERMINATION. The Board may from time to time suspend, terminate, modify, or amend the Stock Option Plan, provided that no suspension, termination, modification, or amendment of the Stock Option Plan may adversely affect any rights under the Stock Option Plan unless the written consent of those affected is obtained. Unless terminated earlier by the Board, the Stock Option Plan will terminate on September 11, 2006.

     BENEFIT AMOUNTS. Neither the benefits that will be received under the Stock Option Plan nor the benefits that would have been received had the Stock Option Plan been in effect in 1996, are determinable.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE SILVER DINER, INC. STOCK OPTION PLAN.

                    PROPOSAL TO APPROVE THE ADOPTION OF THE
              SILVER DINER, INC. 1996 EMPLOYEE STOCK PURCHASE PLAN

     The Board believes that it is desirable that the employees of the Company and its designated subsidiaries have a financial interest in the Company's performance. As a result, on September 11, 1996, the Board adopted the Silver Diner, Inc. 1996 Employee Stock Purchase Plan (the "Stock Purchase Plan"), subject to the approval of holders of a majority of the outstanding Common Stock represented at the Meeting. The Stock Purchase Plan is intended to qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code.

     The following summary of the Stock Purchase Plan is qualified in its entirety by reference to the complete text of the Stock Purchase Plan, which is attached to this Proxy Statement as Appendix C and is incorporated herein by reference.

     ADMINISTRATION. The Stock Purchase Plan is to be administered by the Board or a committee named by the Board. The Board or committee, however, will only have the authority to determine terms and conditions of the Common Stock issuances to participants under the Stock Purchase Plan to the extent such terms and conditions are not otherwise stated in the Stock Purchase Plan.

     EFFECTIVE DATE. The Stock Purchase Plan became effective as of September 11, 1996, subject to stockholder approval, and will continue in effect for a term of ten years unless terminated sooner as provided in the Stock Purchase Plan.

     ELIGIBILITY. All of the employees of the Company and its designated subidiaries who have been continuously employed as such for six months from the offering date (currently the first business day of each calendar quarter) of a given offering period (currently each calendar quarter) are eligible to participate in the Stock Purchase Plan (the "participants"), subject to any limitations imposed by Section 423(b) of the Code.

     SHARES SUBJECT TO THE STOCK PURCHASE PLAN. The aggregate number of shares subject to the Stock Purchase Plan will not exceed 300,000 shares, subject to anti-dilution adjustments. If any change is made to the Common Stock subject to the Stock Purchase Plan (whether by reason of a recapitalization, stock split or reverse, combination or exchange of shares, or other capital change affecting the Common Stock), the Board is authorized to make appropriate adjustments to the maximum number of shares subject to the Stock Purchase Plan. The Company plans to file a registration statement to register the shares issued under the Stock Purchase Plan.

     BENEFIT AMOUNTS. Neither the benefits that will be received under the Stock Purchase Plan nor the benefits that would have been received had the Stock Purchase Plan been in effect in 1996, are determinable.

     PROVISIONS OF THE STOCK PURCHASE PLAN. Participants in the Stock Purchase Plan must complete a subscription agreement and elect to have payroll deductions made on each payday during an offering period in an amount not less than 1% and not more than 10% of the participant's compensation on each such payday; provided, however, that the aggregate of such payroll deductions during the offering period may not exceed 10% of the participant's aggregate compensation during the offering period. On the offering date of each offering period each participant is granted an option to purchase a number of shares of the Company's Common Stock determined by dividing the participant's accumulated contributions by the lower of (i) 85% of the fair market value of a share of the Company's Common Stock on the offering date, or (ii) 85% of the fair market value of a share of the Company's Common Stock on the date of exercise. Unless a participant withdraws contributions from the Stock Purchase Plan during an offering period, his or her option for the purchase of shares will be automatically exercised on the exercise date of the offering period and the maximum number of shares subject to option will be purchased at the applicable option price.

     Notwithstanding any provisions of the Stock Purchase Plan to the contrary, no participant may receive options (i) if immediately after the grant the participant would own Common Stock and/or hold outstanding options to purchase Common Stock having 5% or more of the total combined voting power of all of the Company's classes of stock, or (ii) which result in the participant acquiring Common Stock under the Stock Purchase Plan having a fair market value exceeding $25,000 per year.

     A participant who elects to discontinue participation in the Stock Purchase Plan may withdraw all of the contributions credited to his or her account by giving written notice to the Company. Options are nontransferable and upon termination of the participant's continuous status of employment prior to the exercise date of an offering period for any reason, including retirement or death, the contributions credited to his or her account will be returned. The shares issued on exercise of the options may not be sold prior to the expiration of the calendar quarter fillowing the calendar quarter in which such securities were purchased but will not be subject to any other transfer restriction, except those mandated by applicable federal and state securities laws.

     CERTAIN TAX MATTERS. The following is a summary, and does not purport to be a complete description, of certain federal income tax aspects of the Stock Purchase Plan and transactions thereunder. Furthermore, no information is given with respect to any state, local, or foreign taxes which may be applicable.

     Under the Stock Purchase Plan, if a participant makes no disposition of the shares of Common Stock purchased within two years after the date of the grant or within one year after the date of exercise of the option, the participant will realize no taxable income upon the grant of the option or the exercise thereof. If a participant sells or otherwise disposes of the shares of Common Stock acquired upon the exercise of an option, the difference between the sales proceeds and the participant's basis in the stock (i.e., the option price) will be taxed as a long-term capital gain or loss. The Company is not entitled to a deduction with respect to the granting of an option, the issuance of shares of Common Stock upon exercise of the option, or upon any subsequent disposition of the shares of Common Stock by the participant.

     If the participant disposes of the shares of Common Stock within two years after the date of grant or within one year after the date of exercise of the option, the participant will realize ordinary income in the year of the disqualifying disposition equal to the difference between the fair market value of the shares of Common Stock on the date of exercise and the option price. Any balance of the participant's gain upon disposition will be capital gain. The Company may deduct an amount equal to the ordinary income recognized by the participant in the year the participant recognized ordinary income.

     The foregoing is not to be considered as tax advice to any persons who may be Stock Purchase Plan participants and any such persons are advised to consult their own tax counsel.

     AMENDMENTS AND TERMINATION. The Board may from time to time suspend, terminate, modify, or amend the Stock Purchase Plan, provided that no suspension, termination, modification, or amendment of the Stock Plan may adversely affect any rights under the Stock Purchase Plan except as provided in the Stock Purchase Plan. Unless terminated earlier by the Board, the Stock Purchase Plan will terminate on September 11, 2006.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE SILVER DINER, INC. 1996 EMPLOYEE STOCK PURCHASE PLAN.

                            INDEPENDENT ACCOUNTANTS

     The firm of Deloitte & Touche LLP serves as the Company's independent accountants. Representatives of Deloitte & Touche LLP are expected to attend the Meeting, will be provided with an opportunity to make a statement, should they desire to do so, and will be available to respond to appropriate questions from the stockholders.

                                 OTHER MATTERS

     The Board knows of no other business which may come before the Meeting. If, however, any other matters are properly presented to the Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

                 STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     Any proposal of a stockholder intended to be presented at the Company's annual meeting of stockholders in 1998 must be received by the Company's secretary at the Company's principal executive offices not later than January 1, 1998 for inclusion in the proxy statement for that meeting.

                          METHOD OF PROXY SOLICITATION

     The entire cost of this solicitation of proxies will be borne by the Company. The Company's directors, officers, and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph, and personal interviews. The Company will, if requested, reimburse banks, brokerage houses, and other custodians, nominees, and certain fiduciaries for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials to their principals.

                                         BY ORDER OF THE BOARD OF DIRECTORS,


                                         Ype Von Hengst
                                         Secretary
May 5, 1997

                                                                      APPENDIX A

                               SILVER DINER, INC.
                  1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     The following constitute the provisions of the Company's 1996 Non-Employee Director Stock Option Plan.

1. PURPOSE

     The purpose of the Plan is to provide an investment opportunity to the Company's Non-employee Directors by granting them Options to purchase shares of Common Stock as compensation for their service on the Board.

2. DEFINITIONS

     As used in this Plan, the following words and phrases shall have the meanings indicated:

     (a) "BOARD" shall mean the Company's Board of Directors.

     (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

     (c) "COMMON STOCK" shall mean the shares of common stock, $.00074 par value, of the Company.

     (d) "COMPANY" shall mean Silver Diner, Inc., and its Subsidiaries.

     (e) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

     (f) "FAIR MARKET VALUE" shall mean the closing price of a share of the Common Stock as reported on the Nasdaq National Market System, or (ii) if the shares of such Common Stock are not then listed on the Nasdaq National Market System, the closing price per share of the Common Stock on the principal national securities exchange, if any, on which the shares of Common Stock shall then be listed, or (iii) if the shares of such Common Stock are not then listed on a national securities exchange, the closing price per share of Common Stock entered on a national inter-dealer quotation system, or (iv) if no closing or last sales price per share of Common Stock is entered on a national inter-dealer quotation system, the average of the closing bid and asked prices for the shares of such Common Stock in the over-the-counter market, or (v) if no price can be determined under the preceding alternatives, then the price per share as most recently determined by the Board, which shall, if the price is not determined under any one of the preceding alternatives, make such determination of the Fair Market Value at least once each month.

     (g) "FORM S-8 REGISTRATION STATEMENT" shall mean a registration statement filed on Form S-8 with and declared effective by the Securities and Exchange Commission under the Securities Act covering the offer and sale of the Options and the underlying Common Stock.

     (h) "NON-EMPLOYEE DIRECTOR" shall mean any member of the Company's Board who is a "Non-Employee Director" as such term is defined under Rule 16b-3(b)(3) (i) promulgated under the Exchange Act.

     (i)  "OPTION" shall mean any option issued pursuant to this Plan.

     (j) "OPTIONEE" shall mean any person to whom an Option is granted under this Plan.

     (k) "PARENT" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of granting an Option or the sale of any Common Stock, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     (l) "PLAN" shall mean this 1996 Non-employee Director Stock Option Plan.

     (m) "REORGANIZATION" shall mean any merger, reorganization, consolidation or sale of all or substantially all of the Company's assets.

     (n) "REGISTERED" shall mean a Form S-8 Registration Statement shall be in effect covering the purchase of the Options or the underlying shares.

     (o) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

    (p) "STOCK OPTION AGREEMENT" shall mean the agreement evidencing the Options sold to Optionees pursuant to the Plan containing the terms and conditions specified in Section 7 below and on the form attached hereto as Exhibit A.

    (q) "SUBSIDIARY" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting an Option, each of the corporations, other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3. GENERAL ADMINISTRATION

     The Plan shall be administered by a committee (the "Committee"), consisting of not less than two Non-employee Directors. The Committee shall have the authority in its discretion to administer the Plan and to interpret the Plan and to prescribe, amend and rescind rules and regulations relating to the operation of the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan; provided, however, that the Committee may not alter, amend or modify the express provisions of the Plan. The Board shall fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members and substitute others. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any action taken thereunder.

4. TERM OF PLAN

     The Plan became effective upon its adoption by the Company's Board on May 29, 1996, subject to stockholder approval, and shall continue in effect for a term of ten (10) years unless sooner terminated under Section 10 hereof. Any Options outstanding under the Plan on such date shall continue to be exercisable pursuant to their terms, except as provided by Section 7(f) hereof.

5. ELIGIBILITY

     Options may be granted to any Non-employee Director of the Company as compensation for service on the Board.

6. STOCK SUBJECT TO THE PLAN

     An aggregate of 75,000 shares of Common Stock shall be reserved for issuance pursuant to Options issued pursuant to the Plan. If any outstanding Option under the Plan for any reason expires or is terminated without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option shall (unless the Plan shall have been terminated) become available for subsequent issuance of Options under the Plan.

7. TERMS AND CONDITIONS OF OPTIONS

     Each Option issued pursuant to the Plan shall be evidenced by a Stock Option Agreement containing the terms and conditions specified in this Section 7.

    (a) GRANT OF OPTIONS. Each Non-employee Director shall be granted an Option to purchase 1,000 shares of Common Stock on the first day of each calendar quarter from the date of the Plan's adoption by the Board. Each Non-employee Director shall also be granted an Option pursuant to the Plan for the second and third quarters of 1996 with the date of grant being May 29, 1996 and July 1, 1996, respectively. Options for the second and third quarters of 1996 and for each quarter until the Plan is approved by stockholders will be granted subject to stockholder approval.

    (b) OPTION EXERCISE PRICE. The exercise price of each Option (the "Option Exercise Price") shall equal the Fair Market Value of the Common Stock on the day immediately preceding the date of grant of each Option. The Option Exercise Price shall be subject to adjustment as provided in Section 7(f) hereof.

    (c) TERM AND EXERCISE OF OPTIONS. Options shall be exercisable in whole or in part at any time over the exercise period, but in no event shall such period exceed three years from the date of the grant of each such Option. The exercise period shall be subject to earlier termination as provided in
    Section 7(f) below. An Option may be exercised by giving prior written notice of such exercise to the Company and by paying the Option Exercise Price to the Company either by delivering on the date of exercise (i) a check in the amount of the Option Exercise Price, (ii) Common Stock having a Fair Market Value on the day immediately preceding the date of exercise equal to or less than the Option Exercise Price, or (iii) a combination thereof. If the Optionee tenders shares of Common Stock having a Fair Market Value which exceeds the Option Exercise Price, the Company shall return to the Optionee any and all whole shares of Common Stock which exceed the Option Exercise Price and the Company shall pay the Optionee any additional amount which exceeds the Option Exercise Price in cash in lieu of issuing the Optionee a fractional share for such amount.

    (d) VESTING AND RESTRICTIONS ON TRANSFERABILITY. Options issued under the Plan shall vest immediately upon grant and shall not be transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act ("ERISA") or the rules thereunder.

    (e) DEATH OR DISABILITY OF OPTIONEE. If an Optionee shall die or become disabled, all Options theretofore issued to such Optionee may, unless earlier terminated in accordance with their terms, be exercised at any time during the term of the Option by the personal representative of the Optionee or by the person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death or disability of the Optionee.

    (f) RECLASSIFICATION; RECAPITALIZATION; AND REORGANIZATIONS.

            (1) DIVIDENDS AND STOCK SPLITS. If there is any change in the number of shares of Common Stock through the declaration of stock dividends, recapitalization resulting in stock splits, or combinations or exchanges of such shares, then the number of shares of Common Stock available for Options, the number of such shares covered by outstanding Options and the Option Exercise Price shall be proportionately adjusted to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

            (2) SPIN-OFFS AND LIQUIDATIONS. In the event of the proposed dissolution or liquidation of the Company, or in the event of any corporate separation or division, including, but not limited to, a split-up, a split-off or spin-off, each Option granted under the Plan shall terminate as of a date to be fixed by the Board, provided, however, that no less than thirty (30) days' written notice of the date so fixed shall be given to each Optionee, who shall have the right during the period of thirty (30) days preceding such termination, to exercise the Options as to all or any part of the shares of Common Stock covered thereby.

            (3) REORGANIZATIONS. If, while unexercised Options remain outstanding under the Plan, the Company executes a definitive Reorganization agreement, the Committee may provide that each Option granted under the Plan shall (i) terminate as of a date to be fixed by the Board, provided, however, that no less than thirty (30) days' written notice of the date so fixed shall be given to each Optionee, who shall have the right, during the period of thirty (30) days preceding such termination, to exercise the Options as to all or any part of the shares of Common Stock covered thereby or (ii) remain outstanding and be adjusted so that on exercise the Optionee shall receive the securities, cash or property that would have been issued with respect to the shares of Common Stock had the Option been exercised immediately prior to the Reorganization. The Committee may also, in its discretion, permit the cancellation of outstanding Options in exchange for a cash payment to the Optionee equal to the difference between the exercise price of the Option and the value of the consideration that would have been paid had the Option been exercised immediately prior to the Reorganization.

            (4) EXEMPTIONS. Section 7(f) shall not apply to a Reorganization in which the Company is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any Reorganization in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any changes in such shares into two or more classes or series of shares), the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect Parent of the Company), property, cash or any combination thereof receivable by the holder of the number of shares of Common Stock for which such Option might have been exercised upon such Reorganization or reclassification. In the event of a change in the Common Stock as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan. Except as herein expressly provided, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, or Reorganization, and any assurance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, and no adjustment by reason thereof shall be made with respect to the number of shares of Common Stock subject to an Option or to the Option Price. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, Reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

 8. RIGHTS AS A SHAREHOLDER

     No Optionee shall have any rights as a shareholder with respect to any shares until the stock certificate evidencing such shares has been issued evidencing such shares. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 7(f) hereof.

 9. GENERAL RESTRICTIONS

      (a) INVESTMENT REPRESENTATIONS. The Company may require an Optionee to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effect as the Company deems necessary or appropriate in order to comply with applicable federal and applicable state securities laws.

      (b) COMPLIANCE WITH SECURITIES LAWS. Each Option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject thereto on any securities exchange or any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance of Options, such Options may not be sold or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board. The Company plans to register the shares subject to the Options on a Form S-8 Registration Statement. However, nothing herein shall be deemed to require the Company to obtain an effective Form S-8 Registration Statement or to apply for or to obtain any listing, registration or qualification of the Options or Common Stock to be issued pursuant thereto.

10. AMENDMENT AND TERMINATION OF THE PLAN

     The Board may at any time and from time to time suspend, terminate, modify or amend the Plan, provided that no suspension, termination, modification or amendment of the Plan may adversely affect any rights under the Plan unless the written consent of those affected is obtained.

                               SILVER DINER, INC.
                             STOCK OPTION AGREEMENT
                                    FOR THE
                  1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     A stock option award (the "Stock Option" or "Award") is hereby granted by Silver Diner, Inc., (the "Company"), to the Non-employee Director named below ("Optionee"), for and with respect to common stock of the Company, par value $.00074 per share ("Common Stock"), subject to the following terms and conditions:

     1. Subject to the provisions set forth herein and the provisions of the 1996 Non-employee Director Stock Option Plan (the "Plan"), the provisions of which are hereby incorporated by reference, and in consideration of the agreements of Optionee provided in this Stock Option Agreement (the "Option Agreement"), the Company hereby grants to Optionee a Stock Option to purchase from the Company the number of shares of Common Stock, at the exercise price and on the schedule, all as set forth below.

Name of Optionee:
Date of Grant:
Option Exercise Price:
Number of Shares of Common
Stock Subject to Stock Option:
Expiration Date:

     2. Written notice of an election to exercise any portion of the Award specifying the portion thereof being exercised and the exercise date, shall be given by Optionee, or his legal representative, (a) by delivering such notice at the principal executive offices of the Company no later than the exercise date, or (b) by mailing such notice, postage prepaid, addressed to the Secretary of the Company at the Company's principal executive offices at least three business days prior to the exercise date.

     3. Neither Optionee nor any other person entitled to exercise the Stock Option under the terms hereof shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any Common Stock issuable on exercise of the Stock Option, until the date of the issuance of a stock certificate for such Common Stock.

     4. If the Award shall be exercised in whole, this Option Agreement shall be surrendered to the Company for cancellation. If the Award shall be exercised in part, or a change in the number or designation of the Common Stock shall be made, this Option Agreement shall be delivered to the Company for the purpose of making appropriate notation thereon, or of otherwise reflecting, in such manner as the Company shall determine, the partial exercise or the change in the number or designation of the Common Stock.

     5. The grant of the Award hereunder shall not be deemed to give the Optionee the right to be retained as a Non-employee Director of the Company or to affect the right of the Company to discharge the Optionee at any time.

     6. The Award shall be exercised in accordance with such administrative regulations as the Board shall from time to time adopt.

     7. The Award and this Option Agreement shall be construed, administered and governed in all respects under and by the laws of the State of Delaware, without giving effect to principles of conflict of laws.

     8. The Award and this Option Agreement are subject to the requirement that the shareholders of the Company approve and ratify the adoption of the Plan no
later than               , 199 .

                                         SILVER DINER, INC.



                                         By:___________________________________
                                         Name:
                                         Title:

                                                                      APPENDIX B

                               SILVER DINER, INC.
                               STOCK OPTION PLAN

1. PURPOSE

     This Stock Option Plan (the "Plan") for Silver Diner, Inc. (the "Company") is intended to provide incentive to officers and other key employees of the Company by providing those persons with opportunities to purchase shares of the Company's Common Stock under (a) incentive stock options ("Incentive Stock Options") as such term is defined under Section 422 of the Internal Revenue Code of 1986, as amended and (b) other stock options ("Non-Qualified Options").

2. DEFINITIONS

     As used in this Plan, the following words and phrases shall have the meanings indicated:

    (a) "Board" shall mean the Board of Directors of the Company.

    (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

    (c) "Common Stock" shall mean the Common Stock, $0.01 par value, of the Company.

    (d) "Company" shall mean Silver Diner, Inc., a Delaware corporation.

    (e) "Disability" shall mean an Optionee's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

    (f) "Fair Market Value" per share as of a particular date shall mean (i) the closing sales price per share of Common Stock on the principal national securities exchange, if any, on which the shares of Common Stock shall then be listed for the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are not then listed on a national securities exchange, the last sales price per share of Common Stock entered on a national inter-dealer quotation system for the last preceding date on which there was a sale of such Common Stock on such national inter-dealer quotation system, or (iii) if no closing or last sales price per share of Common Stock is entered on a national inter-dealer quotation system, the average of the closing bid and asked prices for the shares of Common Stock in the over-the-counter market for the last preceding date on which there was a quotation for such Common Stock in such market, or (iv) if no price can be determined under the preceding alternatives, then the price per share as most recently determined by the Board, which shall make such determinations of value at least once annually.

    (g) "Incentive Stock Option" means one or more options to purchase Common Stock which, at the time such options are granted under this Plan or any other such plan of the Company, qualify as incentive stock options under
    Section 422 of the Code.

    (h) "Non-Qualified Option" shall mean any Option that is not an Incentive Stock Option.

    (i) "Option Price" shall mean the purchase price of shares of Common Stock covered by an Option.

    (j) "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of granting an Option, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    (k) "Plan" shall mean this Stock Option Plan.

    (l) "Option" shall mean any option issued pursuant to this Plan.

    (m) "Optionee" shall mean any person to whom an Option is granted under this Plan.

    (n) "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    (o) "Ten Percent Shareholder" shall mean an Optionee who, at the time an Option is granted, owns directly or indirectly (within the meaning of section 425(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Parent or a Subsidiary.

3. GENERAL ADMINISTRATION.

     (a) The Plan shall be administered by the Board.

     (b) The Board shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine the Option Price; to determine the persons to whom, and the time or times at which, Options shall be granted; to determine the number of shares to be covered by each Option; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Option Agreements (which need not be identical) entered into in connection with Options granted under the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

     (c) No member of the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

4. GRANTING OF OPTIONS

     Options may be granted under the Plan at any time prior to September 11, 2006.

5. ELIGIBILITY

     (a) Options may be granted to any director, officer key employee or outside consultant of the Company. In determining from time to time the officers and employees to whom Options shall be granted and the number of shares to be covered by each Option, the Board shall take into account the duties of the respective officers and employees, their present and potential contributions to the success of the Company and such other factors as the Board shall deem relevant in connection with accomplishing the purposes of the Plan.

     (b) At the time of the grant of each Option under the Plan, the Board shall determine whether such Option is to be designated an Incentive Stock Option. Incentive Stock Options shall not be granted to a director who is not an employee of the Company. The length of the exercise period of Incentive Stock Options shall be governed by Section 7(e)(1) of the Plan; the exercise period of all other Options will be governed by Section 7(e)(2).

     (c) An Option designated an Incentive Stock Option can, prior to its exercise, be changed to a Non-Qualified Option if the Optionee consents to amend his Option Agreement to provide that the exercise period of such Option will be governed by Section 7(e)(2) of the Plan.

6. STOCK

     (a) The stock subject to the Options shall be shares of the Common Stock. Such shares may, in whole or in part, be authorized but unissued shares contributed directly by the Company or shares which shall have been or which may be acquired by the Company. The aggregate number of shares of Common Stock as to which Options may be granted from time to time under the Plan shall be 350,000 shares. The limitation established by the preceding sentence shall be subject to adjustment as provided in Section 7(i) hereof.

     (b) If any outstanding Option under the Plan for any reason expires or is terminated without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option shall (unless the Plan shall have been terminated) become available for subsequent grants of Options under the Plan.

7. TERMS AND CONDITIONS OF OPTIONS

     Each Option granted pursuant to the Plan shall be evidenced by Option Agreements in such forms as the Board may from time to time approve. Options shall comply with and be subject to the following terms and conditions:

    (a) OPTION PRICE. Each Option shall state the Option Price, which in the case of Incentive Stock Options shall be not less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock on the date of grant of the Option; provided, however, that in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, the Option Price shall not be less than one hundred ten percent (110%) of such fair market value. The Option Price per share for Non-Qualified Options shall not be less than the par value of a share of Common Stock on the date of grant of the Option. The Option Price shall be subject to adjustment as provided in Section 7 (i) hereof. The date on which the Board adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted.

    (b) RESTRICTIONS. Any Common Stock issued under the Plan may contain restrictions including, but not limited to, limitations on transferability that may constitute substantial risks of forfeiture, as the Board may determine.

    (c) VALUE OF SHARES. Options may be granted to any eligible person for shares of Common Stock of any value, provided that the aggregate Fair Market Value (determined at the time the Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all the plans of the Company, its Parent and its Subsidiaries) shall not exceed $100,000.

    (d) MEDIUM AND TIME OF PAYMENT. The Option Price shall be paid in full, at the time of exercise, in cash or, with the approval of the Board, in shares of Common Stock having a fair market value in the aggregate equal to such Option Price or in a combination of cash and such shares.

    (e) TERM AND EXERCISE OF OPTIONS.

             (1) Unless the applicable Option Agreement otherwise provides, each Option shall become vested and first exercisable in the following installments:

       YEAR                                          PERCENTAGE EXERCISABLE
       [S][C]
       Less than Two Years                                       0%
       Two Years                                                20%
       Three Years                                              20%
       Four Years                                               25%
       Five Years                                               35%

             (2) Incentive Stock Options shall be exercisable over the exercise period specified by the Board in the Option Agreement, but in no event shall such period exceed ten (10) years from the date of the grant of each such Incentive Stock Option; provided, however, that in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, the exercise period shall not exceed five (5) years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Section 7(f) and 7(g) hereof. An Incentive Stock Option may be exercised, as to any or all full shares of Common Stock as to which the Incentive Stock Option has become exercisable, by giving written notice of such exercise to the Board; provided that an Incentive Stock Option may not be exercised at any one time as to less than 100 shares (or such number of shares as to which the Incentive Stock Option is then exercisable if such number of shares is less than
        100).

             (3) Non-Qualified Options shall be exercisable over a period not to exceed ten (10) years.

    (f) TERMINATION OF EMPLOYMENT. Except as provided in this Section 7(f) and
    Section 7(g) hereof, an Option may not be exercised by persons who are not outside consultants to the Company unless the Optionee is then a director of or in the employ of the Company or any Parent or Subsidiary of the Company (or a corporation or a Parent or Subsidiary of such corporation issuing or assuming the Option in a transaction to which Section 425(a) of the Code applies), and unless the Optionee has remained continuously a director or so employed since the date of grant of the Option. In the event all association of an Optionee (other than an outside consultant) with the Company (as an employee, or director or both) shall terminate (other than by reason of death or Disability), all Options or unexercised portions thereof granted to such Optionee which are then exercisable may, unless earlier terminated in accordance with their terms, be exercised within thirty (30) days after such termination; provided, however, that if the association of the Optionee with the Company shall terminate for "cause" (as determined by the Board), all Options theretofore granted to such Optionee shall, to the extent not theretofore exercised, terminate forthwith. A bona fide leave of absence shall not be considered a termination or break in continuity of employment for any purpose of the Plan so long as the period of such leave does not exceed ninety (90) days or such longer period during which the Optionee's right to reemployment is guaranteed by statute or by contract. Where the period of such leave exceeds ninety (90) days and the Optionee's right to reemployment is not guaranteed, the Optionee's employment will be deemed to have terminated on the ninety-first (91st) day of such leave.

    Nothing in the Plan or in any Option granted pursuant hereto shall confer upon an employee any right to continue in the employ of the Company or any of its divisions or Parent or Subsidiaries or interfere in any way with the right of the Company or any such divisions or Parent or Subsidiary to terminate or change the terms of such employment at any time.

    (g) DEATH OR DISABILITY OF OPTIONEE. If an Optionee who was an outside consultant when his Option was granted shall die or if an Optionee shall die while a director of or employed by the Company or any Parent or Subsidiary of the Company, or if the Optionee's employment shall terminate by reason of Disability, all Options theretofore granted to such Optionee may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by the personal representative of the Optionee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of death of the Optionee, at any time within nine (9) months after the date of death or Disability of the Optionee, but in no event later than the date of expiration of the Option, provided that during the lifetime of the Optionee any Option granted to him may be exercised only by the Optionee.

    (h) NONTRANSFERABILITY OF OPTIONS. Options granted under the Plan shall not be transferable other than by will or by the laws of descent and distribution, and Options may be exercised, during the lifetime of the Optionee, only by the Optionee. Notwithstanding the preceding sentence, the Board, in its sole discretion, permit the assignment or transfer of a Non-Qualified Option and the exercise thereof by a person other than an Optionee, on such terms and conditions as the Board in its sole discretion may determine. Any such terms shall be determined at the time the Non-Qualified Option is granted, and shall be set forth in the Option Agreement.

    (i)  EFFECT OF CERTAIN CHANGES.

             (1) If there is any change in the number of shares of Common Stock through the declaration of stock dividends, recapitalization resulting in stock splits, or combinations or exchanges of such shares, then the number of shares of Common Stock available for Options, the number of such shares covered by outstanding Options, and the price per share of such Options shall be proportionately adjusted to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

             (2) In the event of a proposed dissolution or liquidation of the Company, or in the event of any corporate separation or division, including but not limited to, a split-up, a split-off or spin-off, the Board may provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolutions or liquidation, or corporate separation or division; or the Board may provide, in the alternative, that each Option granted under the Plan shall terminate as of a date to be fixed by the Board, provided, however, that no less than thirty (30) days' written notice of the date so fixed shall be given to each Optionee, who shall have the right, during the period of thirty (30) days preceding such termination, to exercise the Options as to all or any part of the shares of Common Stock covered thereby, including shares as to which such Options would not otherwise be exercisable.

             (3) If while unexercised Options remain outstanding under the Plan
        (i) the Company executes a definitive agreement to merge or consolidate with or into another corporation or to sell or otherwise dispose of substantially all its assets, (ii) more than 50% of the Company's then outstanding voting stock is acquired by any person or group or (iii) Robert T. Giaimo ceases to be President of the Company (any such event being an "Accelerating Event") then from and after the date of any such agreement or the date on which public announcement of the acquisition of such per-centage shall have been made or the date on which Mr. Giaimo ceases to be President of the Company (any such date being referred to herein as the "Acceleration Date"), all Options shall be exercisable in full, whether or not otherwise exercisable. Following the Acceleration Date, (a) the Board shall, in the case of a merger, consolidation or sale or disposition of assets, promptly make an appropriate adjustment to the number and class of shares of Common Stock available for Options, and to the amount and kind of shares or other securities or property receivable upon exercise of any outstanding Options after the effective date of such transaction, and the price thereof, and (b) the Board may, in its discretion, permit the cancella-tion of outstanding Options in exchange for a cash payment in an amount per share subject to any such option determined by the Board in its sole discretion, but not less than the difference between the Option Price per share and the Fair Market Value per share of Common stock on the Acceleration Date.

             (4) Paragraphs (2) and (3) of this Section 7(i) shall not apply to a merger or consolidation in which the Company is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities or any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Board may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Company), property, cash or any combination thereof receivable by the holder of the number of shares of Common Stock for which such Option might have been exercised upon such reclassification, change, consolidation or merger.

             (5) In the event of a change in the Common Stock as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

             (6) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive, provided that each Option granted pursuant to this Plan and designated an Incentive Stock Option shall not be adjusted in a manner that causes the Option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

             (7) Except as hereinbefore expressly provided in this Section 7(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Option Price of shares of Common Stock subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

    (j) RIGHTS AS A SHAREHOLDER. An Optionee or a transferee of an Option shall have no rights as a shareholder with respect to any shares covered by his Option until the date of the issuance of a stock certificate to him for such shares. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 7(i) hereof.

    (k) OTHER PROVISIONS. The Option Agreements authorized under the Plan shall contain such other provisions, including, without limitation, (i) the imposition of restrictions upon the exercise of an Option and (ii) the inclusion of any condition not inconsistent with an Option designated by the Board as an Incentive Stock Option qualifying as an Incentive Stock Option, as the Board shall deem advisable, including provisions with respect to compliance with federal and applicable state securities laws.

8. AGREEMENT BY OPTIONEE REGARDING WITHHOLDING TAXES

     (a) No later than the date of exercise of any Option granted hereunder, the Optionee will pay to the Company or make arrangements satisfactory to the Board regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of such Option, and

     (b) The Company shall, to the extent permitted or required by law, have the right to deduct from any payment of any kind otherwise due to the Optionee any federal, state or local taxes of any kind required by law to be withheld upon the exercise of such Option.

9. TERM OF PLAN

     Options may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date on which the Plan is adopted by the Board, provided that no Options granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders.

10. SAVINGS CLAUSE

     Notwithstanding any other provision hereof, this Plan is intended to qualify as a plan pursuant to which Incentive Stock Options may be issued under
Section 422 of the Code. If this Plan or any provision of this Plan shall be held to be invalid or to fail to meet the requirements of Section 422 of the Code or the regulations promulgated thereunder, such invalidity or failure shall not affect the remaining parts of this Plan, but rather it shall be construed and enforced as if the Plan or the affected provision thereof, as the case may be, complied in all respects with the requirements of Section 422 of the Code.

11. AMENDMENT AND TERMINATION OF THE PLAN

     The Board may at any time and from time to time suspend, terminate, modify or amend the Plan, provided that any amendment that would materially increase the aggregate number of shares of Common Stock as to which Options may be granted under the Plan, materially increase the benefits accruing to participants under the Plan, or materially modify the requirements as to eligibility for participation in the Plan shall be subject to the approval of the holders of a majority of the Common Stock voting at a meeting at which a quorum is present, except that any such increase or modification that may result from adjustments authorized by Section 7 (i) hereof shall not require such approval. Except as provided in Section 7 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Option previously granted unless the written consent of the Optionee is obtained.

12. NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Subsidiary now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

13. NATURE OF PAYMENTS

     (a) All Options granted shall be in consideration of services performed for the Company by the Optionee.

     (b) All Options granted shall constitute a special incentive benefit to the Optionee and shall not be taken into account in computing the amount of salary or compensation of the Optionee for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement between the Company and the Optionee, unless such plan or agreement specifically otherwise provides.

14. NONUNIFORM DETERMINATIONS

     The Board's determinations under this Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Options (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Board shall be entitled, among other things, to make nonuniform and selective determinations which may, INTER ALIA, reflect the specific terms of individual employment agreements, and to enter into nonuniform and selective Option Agreements, as to the persons to receive Options and the terms and conditions of Options.

15. SECTION HEADINGS

     The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of said sections. Adopted by the Board of Directors on September 11, 1996.

Attest:

___________________________________        ____________________________________
                                                         Secretary
Date:_____________

                               SILVER DINER, INC.
                          STOCK OPTION PLAN AGREEMENT

     A Stock Option award is hereby granted by                               , a
                        corporation ("Company"), to the Key Employee named below ("Optionee"), for and with respect to common stock of the Company, par value per share ("Common Stock"), subject to the following terms and conditions:

     1. Subject to the provisions set forth herein and the provisions of the Stock Option Plan ("Plan"), the provisions of which are hereby incorporated by reference, and in consideration of the agreements of Optionee herein provided, the Company hereby grants to Optionee a Stock Option to purchase from the Company the number of shares of Common Stock, at the purchase price per share ("Option Exercise Price"), and on the schedule, all as set forth below. Such Stock Option is sometimes referred to herein as the "Award."

Name of Optionee:
Number of Shares
Subject to Stock Option:
Option Exercise Price
Per Share:
Date of Grant:
Exercise Schedule:

                  NUMBER OF SHARES            EXERCISE PERIOD
   DATE        SUBJECT TO STOCK OPTION     DATE FIRST EXERCISABLE     EXPIRATION





     2. The exercise of all or any portion of the Award is conditioned upon the acceptance by Optionee of the terms hereof as evidenced by his execution of this Option Agreement in the space provided therefor at the end hereof and the return of an executed copy to the Secretary of the Company.

     Written notice of an election to exercise any portion of the Award, in a form substantially identical to that attached as an Exhibit hereto and specifying the portion thereof being exercised and the exercise date, shall be given by Optionee, or his legal representative, (a) by delivering such notice at the principal executive offices of the Company no later than the exercise date, or (b) by mailing such notice, postage prepaid, addressed to the Secretary of the Company at the Company's principal executive offices at least three business days prior to the exercise date.

     3. Neither Optionee nor any other person entitled to exercise the Stock Option under the terms hereof shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any Common Stock issuable on exercise of the Stock Option, until the date of the issuance of a stock certificate for such Common Stock.

     4. If the Award shall be exercised in whole, this Option Agreement shall be surrendered to the Company for cancellation. If the Award shall be exercised in part, or a change in the number or designation of the Common Stock shall be made, this Option Agreement shall be delivered by Optionee to the Company for the purpose of making appropriate notation thereon, or of otherwise reflecting, in such manner as the Company shall determine, the partial exercise or the change in the number or designation of the Common Stock.

     5. Optionee represents, warrants and agrees that Optionee will acquire and hold the shares purchased on exercise of the Option for his own account for investment and not with the view to the resale or distribution thereof, except for resales or distributions in accordance with applicable securities laws, and that Optionee will not, at any time or times, directly or indirectly, offer, sell, distribute, pledge, or otherwise grant a security interest in or otherwise dispose of or transfer all, any portion of or any interest in, any shares purchased on exercise of the Option (or solicit an offer to buy, take in pledge or otherwise acquire or receive, all or any portion thereof).

     Optionee acknowledges that Optionee has received and reviewed a description of the Common Stock of the Company and a copy of the Plan. Optionee further acknowledges that Optionee has had the opportunity to ask questions of, and receive answer from, the officers and representatives of the Company concerning all material information concerning the Company and the terms and conditions of the transactions in which Optionee is acquiring the Option and may subsequently acquire shares of the Common Stock. Optionee further acknowledges that Optionee understands that the Company may use the proceeds from the exercise of the Option for general corporate purposes.

     6. The grant of the Award hereunder shall not be deemed to give the Optionee the right to be retained in the employ of the Company or to affect the right of the Company to discharge the Optionee at any time.

     7. The Award shall be exercised in accordance with such administrative regulations as the Board shall from time to time adopt.

     8. The Award and this Option Agreement shall be construed, administered and governed in all respects under and by the laws of the State of Maryland, without giving effect to principles of conflict of laws.

     9. The Award and this Option Agreement are subject to the requirement that the shareholders of the Company approve and ratify the adoption of the Plan no
later than               , 1996.

                                       SILVER DINER, INC, a Delaware corporation


                                       By:______________________________________

     The undersigned hereby accepts the foregoing Award and the terms and conditions hereof.

                                       _________________________________________
                                                      Key Employee

                                                                      APPENDIX C

                               SILVER DINER INC.
                       1996 EMPLOYEE STOCK PURCHASE PLAN

     The following constitute the provisions of the Employee Stock Purchase of Silver Diner Inc. (the "Company").

     1. PURPOSE. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2. DEFINITIONS.

        (a) "Board" shall mean the Board of Directors of the Company.

        (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (c) "Common Stock" shall mean the Common Stock, $0.01 par value, of the Company.

        (d) "Company" shall mean Silver Diner Inc., a Delaware corporation.

        (e) "Compensation" shall mean regular straight time base salary excluding payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, commissions and other non-base salary compensation.

        (f) "Continuous Status As An Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

        (g) "Contributions" shall mean all amounts credited to the account of a participant pursuant to the Plan.

        (h) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

        (i) "Employee" shall mean any person, including an officer, who is customarily employed for at least twenty (20) hours per week and more than five
(5) months in a calendar year by the Company or one of its Designated Subsidiaries.

        (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        (k) "Exercise Date" shall mean the last day of each Offering Period of the Plan.

        (l) "Offering Date" shall mean the first business day which occurs on or immediately following January 1, April 1, July 1, and October 1 of each calendar year.

        (m) "Offering Period" shall mean a period of three (3) months constituting each quarter of the calendar year.

        (n) "Plan" shall mean this Employee Stock Purchase Plan.

        (o) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

     3. ELIGIBILITY.

        (a) Any person who has been continuously employed as an Employee for six
(6) months as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of paragraph 5(a) and the limitations imposed by Section 423(b) of the Code.

        (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4. OFFERING PERIODS. The Plan shall be implemented by a series of Offering Periods, with a new Offering Period commencing on the first business day of each quarter of each calendar year (or at such other time or times as may be determined by the Board of Directors). The Plan shall continue until terminated in accordance with paragraph 19 hereof. The Board of Directors of the Company shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

     5. PARTICIPATION.

     (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Company's Office of Human Resources prior to the applicable Offering Date. The subscription agreement shall set forth the percentage of the participant's Compensation (which shall not be less than 1% and not more than 10%) to be paid as Contributions pursuant to the Plan.

     (b) Payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid on or prior to the Exercise Date of the offering to which the subscription agreement is applicable, unless sooner terminated by the participant as provided in paragraph 10.

     6. METHOD OF PAYMENT OF CONTRIBUTIONS.

     (a) The participant shall elect to have payroll deductions made on each payday during the Offering Period in an amount not less than one percent (1%) and not more than ten percent (10%) of such participant's Compensation on each such payday; provided that the aggregate of such payroll deductions during the Offering Period shall not exceed ten percent (10%) of the participant's aggregate Compensation during said Offering Period. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

     (b) A participant may discontinue his or her participation in the Plan as provided in paragraph 10, by completing and filing with the Company a new subscription agreement within the ten (10) day period immediately preceding the beginning of any payroll period during the Offering Period. The discontinuance shall be effective as of the beginning of the payroll period following the date of filing of the new subscription agreement. A participant who discontinues participation in the Plan with respect to an Offering Period may not re-enroll in the Plan prior to the second Offering Period commencing after the effective date of such discontinuance.

     (c) Notwithstanding the foregoing, to the extent necessary to comply with
Section 423(b)(8) of the Code and paragraph 3(b) herein, a participant's payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's Subscription Agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in paragraph 10.

     7. GRANT OF OPTION.

     (a) On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period a number of shares of the Company's Common Stock determined by dividing such Employee's Contributions accumulated prior to such Exercise Date and retained in the participant's account as of the Exercise Date by the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date, or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Exercise Date; provided, however, that the maximum number of shares an Employee may purchase during each Offering Period shall be determined at the Offering Date by dividing (i) the difference between $25,000 minus the fair market value of all Common Stock purchased during any prior Offering Period occurring within such calendar year (computed as of the Offering Date of the Offering Period with respect to which such Common Stock was purchased) by (ii) the fair market value of a share of the Company's Common Stock on the Offering Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. The fair market value of a share of the Company's Common Stock shall be determined as provided in Section 7(b) herein.

     (b) The option price per share of the shares offered in a given Offering Period shall be the lower of (i) 85% of the fair market value of a share of the Common Stock of the Company on the Offering Date; or (ii) 85% of the fair market value of a share of the Common Stock of the Company on the Exercise Date. The fair market value of the Company's Common Stock on a given date shall be determined by the Board on its discretion based on the closing price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System or, if such price is not reported, the mean of the bid and asked prices per share of the Common Stock as reported by NASDAQ or, in the event the Common Stock is listed on a stock exchange, the fair market value per share shall be the closing price on such exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in THE WALL STREET JOURNAL.

     8. EXERCISE OF OPTION. Unless a participant withdraws contributions from the Plan during an Offering Period as provided in paragraph 10, his or her option for the purchase of shares will be exercised automatically on the Exercise Date of the Offering Period, and the maximum number of full shares subject to option will be purchased for him or her at the applicable option price with the accumulated Contributions in his or her account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date. During his lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

     9. DELIVERY. As promptly as practicable after the Exercise Date of each Offering Period, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option. Any cash remaining to the credit of a participant's account under the Plan after a purchase by him or her of shares at the termination of each Offering Period, or which is insufficient to purchase a full share of Common Stock of the Company, shall be returned to said participant.

     10. WITHDRAWAL; TERMINATION OF EMPLOYMENT.

        (a) A participant who elects to discontinue participation in the Plan with respect to an Offering Period may also elect to withdraw all but not less than all the Contributions credited to his or her account under the Plan with respect to such Offering Period at any time prior to the Exercise Date of such Offering Period by giving written notice to the Company. All of the participant's Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her withdrawal election and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period.

        (b) Upon termination of the participant's Continuous Status as an Employee prior to the Exercise Date of the Offering Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under paragraph 14, and his or her option will be automatically terminated.

        (c) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Offering Period in which the employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

        (d) In the event a participant elects to discontinue participation or is deemed to elect to discontinue participation with respect to an Offering Period, such participant may not re-enroll in the Plan prior to the second Offering Period commencing after the effective date of such elective or constructive discontinuance.

     11. INTEREST. No interest shall accrue on the Contributions of a participant in the Plan.

     12. STOCK.

        (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 300,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. Any amounts remaining in an Employee's account not applied to the purchase of stock pursuant to this
Section 12 shall be refunded on or promptly after the Exercise Date. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

        (b) The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

        (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse. Notwithstanding the above, any stock purchased on behalf of a participant with respect to an Offering Period will be retained in a custodial account on behalf of such participant and may not be sold by the participant or transferred to the direct ownership of the participant prior to the last day of the Offering Period immediately following the Offering Period with respect to which such stock was purchased.

        (d) Any stock purchased on behalf of a participant shall remain in the above-referenced custodial account for no less than twenty-four months from the date of its acquisition unless previously sold on behalf of such participant prior to the twenty-fourth month following the date of its acquisition.

     13. ADMINISTRATION. The Board, or a committee named by the Board, shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The composition of the committee shall be in accordance with the requirements to obtain or retain any available exemption from the operation of
Section 16(b) of the Exchange Act, pursuant to Rule 16b-3 promulgated thereunder.

     14. DESIGNATION OF BENEFICIARY.

        (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of the Offering Period but prior to delivery to him or her of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Exercise Date of the Offering Period.

        (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     15. TRANSFERABILITY. Neither Contributions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 10.

     16. USE OF FUNDS. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

     17. REPORTS. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Exercise Date, which statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

     18. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

        In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in paragraph 10. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

        The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

     19. AMENDMENT OR TERMINATION. The Board of Directors of the Company may at any time terminate or amend the Plan. Except as provided in paragraph 18, no such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act, or under Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

     20. NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     22. TERM OF PLAN. The Plan became effective upon its adoption by the Board of Directors in September, 1996, subject to the condition subsequent that the Plan be approved by the shareholders of the Company within twelve (12) months from the date of its adoption by the Board of Directors and shall continue in effect for a term of ten (10) years unless sooner terminated under paragraph 19.

     23. ADDITIONAL RESTRICTIONS OF RULE 16B-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to
Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     24. SEVERABILITY. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or any action by the administrator of the Plan fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the administrator of the Plan.

                                                             New Election _____
                                                       Change of Election _____

                               SILVER DINER INC.

                       1996 EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT

     1. I,                                     , hereby elect to participate in
the Silver Diner Inc. 1996 Employee Stock Purchase Plan (the "Plan") for the
Offering Period               , 19  to               , 19  , and subscribe to
purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Plan.

     2. I elect to have Contributions in the amount of    % of my Compensation,
as those terms are defined in the Plan, applied to this purchase. I understand that this amount must not be less than 1% and not more than 10% of my Compensation during the Offering Period. (Please note that no fractional percentages are permitted.)

     3. I hereby authorize payroll deductions from each paycheck during the Offering Period at the rate stated in Item 2 of this Subscription Agreement. I understand that all payroll deductions made by me shall be credited to my account under the Plan and that I may not make any additional payments into such account. I understand that all payments made by me shall be accumulated for the purchase of shares of Common Stock at the applicable purchase price determined in accordance with the Plan. I further understand that, except as otherwise set forth in the Plan, shares will be purchased for me automatically on the Exercise Date of the Offering Period unless I otherwise withdraw from the Plan by giving written notice to the Company for such purpose.

     4. I understand that I may discontinue at any time prior to the Exercise Date my participation in the Plan as provided in paragraph 10 of the Plan. I also understand that on one occasion only during the Offering Period I may increase or decrease the rate of my Contributions during the Offering Period by completing and filing with the Company a new Subscription Agreement. The change in rate shall be effective as of the beginning of the calendar quarter following the date of filing of the new Subscription Agreement.

     5. I have received a copy of the Company's most recent description of the Plan and a copy of the complete "Silver Diner Inc. 1996 Stock Purchase Plan." I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

     6. Shares purchased for me under the Plan should be issued in the name(s) of (name of employee or employee and spouse only):

________________________________________________________________________________

________________________________________________________________________________

     7. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due to me under the Plan.

NAME: (Please print)____________________________________________________________
                           (First)           (Middle)           (Last)
________________________     ___________________________________________________
      (Relationship)                               (Address)

     8. I understand that if I dispose of any shares received by me pursuant to the Plan within two (2) years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or within one (1) year after the date of the end of the Offering Period, I will be treated for federal income tax purposes as having received ordinary compensation income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were transferred to me over the price which I paid for the shares, regardless of whether I disposed of the shares at a price less than their fair market value at transfer. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

     I HEREBY AGREE TO NOTIFY THE COMPANY IN WRITING WITHIN THIRTY (30) DAYS AFTER THE DATE OF ANY SUCH DISPOSITION, AND I WILL MAKE ADEQUATE PROVISION FOR FEDERAL, STATE OR OTHER TAX WITHHOLDING OBLIGATIONS, IF ANY, WHICH ARISE UPON THE DISPOSITION OF

THE COMMON STOCK. The Company may, but will be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by me.

      9. If I dispose of such shares at any time after expiration of the two (2) year and one (1) year holding periods, I understand that I will be treated for federal income tax purposes as having received compensation income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares under the option, or (2) 15% of the fair market value of the shares on the Offering Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

        I UNDERSTAND THAT THIS TAX SUMMARY IS ONLY A SUMMARY AND IS SUBJECT TO CHANGE.

     10. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

SIGNATURE:____________________________________________
SOCIAL SECURITY NUMBER:_______________________________
DATE:_________________________________________________
SPOUSE'S SIGNATURE (necessary if beneficiary
is not spouse):
______________________________________________________
(Signature)
______________________________________________________
(Print name)

                               SILVER DINER, INC.
   FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 11, 1997.

This Proxy is solicited on behalf of the Board of Directors of Silver Diner, Inc. (the "Company"). The undersigned holder of shares of common stock ("Shares") of the Company hereby appoints Robert T. Giaimo, Chairman, President, Chief Executive Officer, and Treasurer, or failing him, Ype Von Hengst, Director, Vice President, Executive Chef, and Secretary, as Proxy for the undersigned to attend, vote, and act for and on behalf of the undersigned at the annual meeting (the "Meeting") of shareholders of the Company to be held on Wednesday June 11, 1997 at 9:00 a.m. (Eastern time), at the Marriott Suites, 6711 Democracy Blvd., Bethesda, MD 20817, and at any adjournments thereof, and hereby revokes any Proxy previously given by the undersigned. If this Proxy is not dated, it shall be deemed to be dated on the date on which this Proxy was mailed by the Company.

Without limiting the general powers hereby conferred, the Shares represented by this Proxy are to be:

1. [ ] VOTED FOR the election as directors of all nominees listed below (except as marked to the contrary below), or

   [ ] WITHHELD FROM VOTING for all nominees listed below.

INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

Robert T. Giaimo    Catherine Britton     Clinton Clark       Ype Von Hengst             Edward H. Kaplan
George A. Nadaff    Louis P. Neeb         Charles Steiner     Douglas M. Suliman, Jr.

2. Voted FOR [ ], or AGAINST [ ], or ABSTAIN FROM [ ] the approval of the Silver Diner, Inc. 1996 Non-Employee Director Stock Option Plan.

3. Voted FOR [ ], or AGAINST [ ], or ABSTAIN FROM [ ] the approval of the Silver Diner, Inc. Stock Option Plan.

4. Voted FOR [ ], or AGAINST [ ], or ABSTAIN FROM [ ] the approval of the Silver Diner, Inc. 1996 Employee Stock Purchase Plan.

                          (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)

(CONTINUED FROM PREVIOUS SIDE)

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted in favor of each of the nominees in Proposal 1 and in favor of each of Proposals 2, 3, and 4 set forth above.

                                             Please sign exactly as name appears
                                             below. When shares are held by
                                             joint tenants, both should sign.
                                             When signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give full title as such. If
                                             a corporation, please sign in full
                                             corporate name by President or
                                             other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.

                                             Dated           , 1997

                                             ___________________________________
                                             Signature

                                             ___________________________________
                                             Signature, if Held Jointly

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.